UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
September 30, 2022
MFS®  International New Discovery Fund
MIO-ANN

MFS® International New Discovery Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility in fixed income and currency markets has picked up, with fiscal policy missteps in the United Kingdom leading to a crisis of market confidence that ultimately resulted in the ousting of Prime Minister Liz Truss. That episode could forewarn other governments to avoid policy overreach.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and global supply chain bottlenecks are easing, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
November 14, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
NS Solutions Corp.	1.6%
OBIC Co. Ltd.	1.6%
Symrise AG	1.3%
Daiseki Co. Ltd.	1.2%
T. Hasegawa Co. Ltd.	1.2%
Croda International PLC	0.9%
Dollarama, Inc.	0.9%
RS Group PLC	0.8%
Cellnex Telecom S.A.	0.8%
GEA Group AG	0.8%
GICS equity sectors (g)
Industrials	18.4%
Information Technology	13.5%
Materials	12.8%
Consumer Discretionary	11.2%
Consumer Staples	9.8%
Financials	8.3%
Health Care	7.9%
Communication Services	5.8%
Real Estate	4.1%
Utilities	2.1%
Energy	1.7%
Issuer country weightings (x)
Japan	32.0%
United Kingdom	12.1%
Germany	4.9%
Australia	4.9%
United States	4.5%
France	3.7%
India	3.5%
Hong Kong	2.8%
Brazil	2.8%
Other Countries	28.8%
Currency exposure weightings (y)
Japanese Yen	32.0%
Euro	15.7%
British Pound Sterling	12.5%
United States Dollar	5.6%
Australian Dollar	5.0%
Hong Kong Dollar	4.7%
Indian Rupee	2.9%
Brazilian Real	2.6%
Swiss Franc	2.5%
Other Currencies	16.5%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of September 30, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended September 30, 2022, Class A shares of the MFS International New Discovery Fund (fund) provided a total return of -29.31%, at net asset value. This compares with a return of -28.85% for the fund's benchmark, the MSCI All Country World (ex-US) Small Mid Cap Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Detractors from Performance
The fund’s underweight position, and to a lesser extent, stock selection in the energy sector detracted from performance relative to the MSCI All Country World (ex-US) Small Mid Cap Index. There were no individual securities within this sector, either in the fund or in the benchmark, that were among the fund's top relative detractors for the reporting period.
4

Management Review - continued
Security selection within the industrials sector further held back relative performance. Within this sector, the fund’s overweight position in logistics company SG Holdings (Japan) detracted from relative returns. The stock price of SG Holdings came under pressure due to declining cargo volumes from e-commerce retailers
The fund’s underweight position and stock selection in the utilities sector weakened relative returns. There were no individual securities within this sector, either in the fund or in the benchmark, that were among the fund's top relative detractors for the reporting period.
Elsewhere, the fund’s overweight positions in food delivery website operator Just Eat Takeaway (Netherlands), real estate company LEG Immobilien (Germany), construction and building material producer Breedon Group (United Kingdom), bakery retailer Greggs (United Kingdom), software development company Douzone Bizon (South Korea), salmon products manufacturer Bakkafrost P/F (Norway) and circuit board manufacturer WIN Semiconductors (Taiwan) detracted from relative returns. The share price of Just Eat Takeaway fell after the firm reported a larger-than-expected slowdown in seasonal orders, paired with high investments required to defend its market share. The fund’s holdings of telecommunications services provider Cellnex Telecom(b) (Spain) and online betting and gaming operator Flutter Entertainment(b) (Ireland) further weighed on relative performance.
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Contributors to Performance
Favorable stock selection within the health care, consumer discretionary and information technology sectors contributed to the fund’s relative performance. Within the health care sector, an overweight position in pharmaceutical products manufacturer Kalbe Farma (Indonesia) benefited relative returns. The share price of Kalbe Farma rose as the company reported strong business results, including double-digit sales growth and improved profitability due to more stringent cost controls, and raised its full-year outlook. Within the consumer discretionary sector, the fund’s holdings of automotive vehicle manufacturer Mahindra & Mahindra(b) (India), travel products and solutions company MakeMyTrip(b) (India), and overweight position in dollar store operator Dollarama (Canada), benefited relative performance. The stock price of Dollarama advanced as the company reported above-forecasted same-store sales and solid gross margin performance. The easing of COVID-19 restrictions, coupled with Dollarama’s low-cost customer value proposition during this inflationary environment, helped drive improved in-store traffic and sales. Within the information technology sector, holdings of semiconductor products manufacturer Silicon Motion Technology(b)(h) (Taiwan) were among the fund’s top relative contributors.
Stocks in other sectors that helped relative performance included the fund’s overweight positions in heavy equipment retailer PT United Tractors (Indonesia), fragrance and food company T. Hasegawa (Japan), shopping mall operator Multiplan Empreendimentos
5

Management Review - continued
Imobiliarios (Brazil), intellectual property services provider IPH (Australia) and brewing company China Resources Beer Holdings(b) (China). The stock price of PT United Tractors appreciated, driven by heavy equipment sales growth in its coal mining segment.
The fund’s cash and/or cash equivalents position during the period further bolstered relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash benefited performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Peter Fruzzetti, Jose Luis Garcia, Lionel Gomez, Robert Lau, Sandeep Mehta, and Nicholas Spratt
Note to Shareholders: Effective April 15, 2023, Jose Luis Garcia will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 9/30/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
7

Performance Summary  - continued
Total Returns through 9/30/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/09/97	(29.31)%	(1.00)%	3.87%
B	10/02/00	(29.85)%	(1.74)%	3.09%
C	10/02/00	(29.84)%	(1.74)%	3.09%
I	10/09/97	(29.15)%	(0.76)%	4.12%
R1	4/01/05	(29.84)%	(1.74)%	3.09%
R2	10/31/03	(29.48)%	(1.25)%	3.61%
R3	4/01/05	(29.32)%	(1.01)%	3.86%
R4	4/01/05	(29.16)%	(0.76)%	4.12%
R6	6/01/12	(29.06)%	(0.63)%	4.25%
Comparative benchmark(s)
MSCI All Country World (ex-US) Small Mid Cap Index (net div) (f)	(28.85)%	(1.25)%	3.74%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(33.38)%	(2.17)%	3.25%
B With CDSC (Declining over six years from 4% to 0%) (v)	(32.54)%	(2.08)%	3.09%
C With CDSC (1% for 12 months) (v)	(30.51)%	(1.74)%	3.09%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World (ex-U.S.) Small Mid Cap Index(e) (net div) – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries, excluding the United States. Index returns do not take into account any investment-related fees and expenses.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
8

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2022 through September 30, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2022 through September 30, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/22	Ending Account Value 9/30/22	Expenses Paid During Period (p) 4/01/22-9/30/22
A	Actual	1.30%	$1,000.00	$794.07	$5.85
	Hypothetical (h)	1.30%	$1,000.00	$1,018.55	$6.58
B	Actual	2.05%	$1,000.00	$791.03	$9.20
	Hypothetical (h)	2.05%	$1,000.00	$1,014.79	$10.35
C	Actual	2.05%	$1,000.00	$791.36	$9.21
	Hypothetical (h)	2.05%	$1,000.00	$1,014.79	$10.35
I	Actual	1.05%	$1,000.00	$794.98	$4.72
	Hypothetical (h)	1.05%	$1,000.00	$1,019.80	$5.32
R1	Actual	2.05%	$1,000.00	$791.26	$9.21
	Hypothetical (h)	2.05%	$1,000.00	$1,014.79	$10.35
R2	Actual	1.55%	$1,000.00	$793.25	$6.97
	Hypothetical (h)	1.55%	$1,000.00	$1,017.30	$7.84
R3	Actual	1.30%	$1,000.00	$794.13	$5.85
	Hypothetical (h)	1.30%	$1,000.00	$1,018.55	$6.58
R4	Actual	1.05%	$1,000.00	$794.98	$4.72
	Hypothetical (h)	1.05%	$1,000.00	$1,019.80	$5.32
R6	Actual	0.91%	$1,000.00	$795.46	$4.10
	Hypothetical (h)	0.91%	$1,000.00	$1,020.51	$4.61
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
9/30/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 95.4%
Aerospace & Defense – 1.0%
Babcock International Group PLC (a)	1,393,969	$4,304,420
LISI Group	578,778	10,108,310
MTU Aero Engines Holding AG	38,986	5,883,123
Saab AB, “B”	138,860	4,319,625
Singapore Technologies Engineering Ltd.	12,378,800	30,685,505
		$55,300,983
Airlines – 0.7%
Auckland International Airport Ltd. (a)	312,696	$1,260,002
Enav S.p.A.	4,662,291	16,983,934
Grupo Aeroportuario del Pacifico S.A.B. de C.V. (l)	569,903	7,203,198
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	28,809	5,651,462
Mainfreight Ltd.	262,213	9,866,787
		$40,965,383
Alcoholic Beverages – 0.8%
Carlsberg Group	132,479	$15,457,585
China Resources Beer Holdings Co. Ltd.	4,316,000	29,896,412
		$45,353,997
Apparel Manufacturers – 0.6%
Burberry Group PLC	574,654	$11,459,245
Coats Group PLC	5,250,030	2,969,192
Eclat Textile Co. Ltd.	540,000	6,607,018
Pacific Textiles Holdings Ltd.	38,809,000	12,112,903
		$33,148,358
Automotive – 1.9%
Cie Plastic Omnium S.A.	319,197	$4,162,289
Daikyonishikawa Corp.	332,421	1,224,423
Hero MotoCorp Ltd.	591,167	18,381,541
Koito Manufacturing Co. Ltd.	1,291,600	17,700,525
Mahindra & Mahindra Ltd.	922,321	14,246,057
NGK Spark Plug Co. Ltd	748,600	13,278,127
Stanley Electric Co. Ltd.	871,131	13,666,443
TS Tech Co. Ltd.	997,300	9,799,542
USS Co. Ltd.	800,800	12,325,127
		$104,784,074
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Biotechnology – 0.6%
Abcam PLC (a)	495,341	$7,389,304
Virbac S.A.	88,791	23,069,136
		$30,458,440
Broadcasting – 0.4%
4imprint Group PLC	116,006	$4,370,138
Nippon Television Holdings, Inc.	767,100	6,141,430
TBS Holdings, Inc.	891,400	9,763,843
		$20,275,411
Brokerage & Asset Managers – 2.8%
ASX Ltd.	136,228	$6,264,083
Bolsa Mexicana de Valores S.A. de C.V.	5,389,000	9,014,892
Euronext N.V.	228,582	14,464,260
Hargreaves Lansdown PLC	432,848	4,154,621
IPH Ltd.	6,574,487	39,582,193
JAFCO Group Co. Ltd.	197,100	2,899,371
Japan Exchange Group, Inc.	145,300	1,964,161
Moscow Exchange MICEX-RTS PJSC (a)(u)	7,428,305	0
Omni Bridgeway Ltd. (a)	5,790,314	13,914,906
Partners Group Holding AG	3,296	2,647,901
Pinnacle Investment Management Group Ltd. (l)	1,139,173	5,957,036
Rathbones Group PLC	963,150	17,561,741
Schroders PLC	4,326,635	18,732,069
TMX Group Ltd.	191,146	17,582,083
		$154,739,317
Business Services – 6.9%
AEON Delight Co. Ltd.	295,700	$5,802,646
Amadeus Fire AG	135,656	11,189,683
Bunzl PLC	774,450	23,568,159
Central Automotive Products Ltd.	47,300	718,340
Compass Group PLC	1,325,120	26,488,106
Comture Corp.	667,200	10,456,585
Doshisha Co. Ltd.	141,800	1,413,849
Eurofins Scientific SE	33,073	1,961,186
Fuji Soft, Inc. (l)	339,500	19,130,226
Fullcast Holdings Co., Ltd.	747,500	13,077,836
Gruppo Mutuionline S.p.A.	143,416	2,816,341
Imdex Ltd.	7,956,130	8,994,844
Intertek Group PLC	495,834	20,398,904
Iwatani Corp.	493,800	18,622,437
Johnson Service Group PLC (a)	2,118,752	1,862,694
Karnov Group AB (a)	1,201,680	5,868,678
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
NS Solutions Corp.	3,613,300	$86,626,179
Pasona Group, Inc.	612,500	8,487,118
RS Group PLC	4,251,051	45,364,404
San-Ai Obbli Co. Ltd.	3,112,500	24,065,817
SCSK Corp.	848,700	12,734,130
Sohgo Security Services Co. Ltd.	569,000	14,328,426
Thoughtworks Holding, Inc. (a)	105,309	1,104,691
TIS, Inc.	546,200	14,502,972
		$379,584,251
Chemicals – 0.9%
Borregaard ASA	112,533	$1,329,085
IMCD Group N.V.	208,397	24,732,322
JCU Corp.	817,100	16,430,705
KH Neochem Co. Ltd.	409,600	7,479,847
		$49,971,959
Computer Software – 3.6%
ARGO GRAPHICS, Inc.	688,500	$17,226,807
Douzone Bizon Co. Ltd.	447,057	9,732,284
EMIS Group PLC	489,193	10,301,743
OBIC Business Consultants Co. Ltd.	91,900	2,827,685
OBIC Co. Ltd.	651,800	86,419,931
Oracle Corp. Japan	255,700	13,498,576
PCA Corp. (h)	1,398,900	9,878,227
Sage Group PLC	679,854	5,230,620
SimCorp A/S	68,114	3,813,129
Temairazu, Inc. (l)	261,400	9,487,748
Totvs S.A.	1,920,700	10,450,294
Wisetech Global Ltd.	605,647	19,892,836
		$198,759,880
Computer Software - Systems – 2.6%
Alten S.A.	139,757	$15,301,432
Amadeus IT Group S.A. (a)	600,104	27,778,183
Cancom SE	431,801	10,293,475
DTS Corp.	633,900	15,075,759
Elecom Co. Ltd.	850,200	8,497,807
Kardex Holding AG	91,953	12,171,624
Pole To Win Holdings, Inc.	1,706,900	10,920,952
Temenos AG	86,543	5,827,368
Toshiba Tec Corp.	209,700	5,430,815
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – continued
Venture Corp. Ltd.	2,727,700	$31,067,385
		$142,364,800
Conglomerates – 0.3%
Ansell Ltd.	1,061,273	$16,974,359
Construction – 3.6%
Bellway PLC	610,687	$11,550,053
Breedon Group PLC	67,967,739	40,302,952
Fletcher Building Ltd. (l)	1,719,119	4,662,450
Forterra PLC (h)	15,323,819	40,036,956
Grupo Cementos de Chihuahua S.A.B. de C.V.	2,221,736	13,315,302
Ibstock PLC	4,040,123	7,361,969
Kingspan Group PLC	68,375	3,031,835
Marshalls PLC	1,037,459	3,389,405
PT Indocement Tunggal Prakarsa Tbk	24,754,200	15,443,435
Reliance Worldwide Corp.	4,834,770	10,337,082
Rinnai Corp.	89,900	6,453,817
Somfy S.A.	92,596	8,630,202
Techtronic Industries Co. Ltd.	1,483,000	14,010,564
Toto Ltd.	145,700	4,865,095
Zhejiang Supor Co. Ltd. (a)	2,302,302	14,977,041
		$198,368,158
Consumer Products – 2.0%
Amorepacific Corp.	208,183	$14,708,824
Dabur India Ltd.	2,506,366	17,561,499
Essity AB	864,312	17,060,831
Kobayashi Pharmaceutical Co. Ltd.	273,600	15,951,109
Lion Corp.	1,082,500	12,200,555
Mitsubishi Pencil Co. Ltd.	231,500	2,256,937
PZ Cussons PLC	364,404	789,355
Uni-Charm Corp.	883,600	28,882,126
		$109,411,236
Consumer Services – 1.5%
Afya Ltd. (a)	559,664	$7,589,044
Asante, Inc.	170,200	1,780,876
Carsales.com Ltd.	582,054	6,926,440
Heian Ceremony Service Co.	363,967	1,941,426
Localiza Rent a Car S.A.	1,036,200	11,734,770
Meitec Corp.	1,115,700	17,720,979
Park24 Co. Ltd. (a)	358,200	4,625,688
Seek Ltd.	762,170	9,222,087
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Services – continued
Trip.com Group Ltd. (a)	364,981	$9,970,207
Webjet Ltd. (a)(l)	3,441,422	10,403,181
		$81,914,698
Containers – 1.7%
Mayr-Melnhof Karton AG	133,652	$17,153,893
Toyo Seikan Group Holdings, Ltd.	1,427,000	17,222,416
Verallia	1,784,413	40,005,125
Viscofan S.A.	372,627	20,344,293
		$94,725,727
Electrical Equipment – 2.5%
Advantech Co. Ltd.	1,994,191	$18,207,324
Bharat Heavy Electricals Ltd.	14,453,222	10,541,360
Halma PLC	552,548	12,441,685
Legrand S.A.	604,998	39,088,249
LS Electric Co. Ltd.	622,072	20,179,975
OMRON Corp.	163,021	7,430,117
Orbia Advance Corp. S.A.B. de C.V.	2,872,244	4,817,617
Sagami Rubber Industries Co. Ltd.	264,700	1,386,224
TAKUMA Co. Ltd.	969,000	8,316,451
Voltronic Power Technology Corp.	350,659	15,352,389
		$137,761,391
Electronics – 3.1%
Amano Corp.	246,720	$4,150,768
ASM International N.V.	102,384	22,907,400
ASM Pacific Technology Ltd.	3,105,500	18,694,787
Cembre S.p.A.	542,000	12,592,000
Chroma Ate, Inc.	5,253,000	29,444,328
Fukui Computer Holdings, Inc.	205,100	4,806,550
Hirose Electric Co. Ltd.	87,800	11,411,267
INTER ACTION Corp.	467,700	4,927,934
Iriso Electronics Co. Ltd.	218,500	5,985,991
Melexis N.V.	178,211	12,058,220
Tripod Technology Corp.	7,069,000	20,700,682
WIN Semiconductors Corp.	2,853,000	11,133,925
Zuken, Inc.	559,300	13,506,208
		$172,320,060
Energy - Independent – 0.6%
PT United Tractors Tbk	14,165,800	$30,536,358
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Integrated – 0.4%
Capricorn Energy PLC (a)	545,875	$1,493,267
Galp Energia SGPS S.A., “B”	2,267,659	21,733,137
		$23,226,404
Engineering - Construction – 0.7%
Comsys Holdings Corp. (l)	384,800	$6,516,535
Corporacion Inmobiliaria Vesta S.A.B. de C.V.	4,200,348	7,825,272
Doosan Bobcat, Inc.	830,627	16,480,550
JGC Holdings Corp.	257,000	3,220,803
Prologis Peroperty Mexico S.A. de C.V., REIT	1,795,595	4,563,991
		$38,607,151
Entertainment – 1.2%
CTS Eventim AG (a)	779,051	$32,464,400
Toei Co. Ltd. (l)	79,400	9,460,891
Toho Co. Ltd.	605,800	21,830,944
		$63,756,235
Food & Beverages – 6.0%
ARIAKE JAPAN Co. Ltd.	308,900	$10,646,975
AVI Ltd.	4,871,301	19,545,560
Bakkafrost P/f	525,592	20,815,646
Britvic PLC	655,513	5,211,707
Cranswick PLC	995,669	29,793,941
Ezaki Glico Co. Ltd.	454,000	11,182,961
Greencore Group PLC (a)	1,183,806	950,488
Gruma S.A.B. de C.V.	662,620	6,346,702
Kato Sangyo Co. Ltd.	648,500	14,985,050
Kerry Group PLC	206,732	18,365,606
Kikkoman Corp.	121,900	6,853,591
Morinaga & Co. Ltd.	878,000	24,076,908
Orion Corp.	370,291	26,534,593
S Foods, Inc.	841,000	17,635,839
Shenguan Holdings Group Ltd.	13,203,505	477,633
T. Hasegawa Co. Ltd. (h)(l)	3,128,400	64,351,878
Takasago International Corp.	161,300	2,954,489
Tate & Lyle PLC	376,983	2,842,123
Tingyi (Cayman Islands) Holdings Corp.	13,534,000	23,165,255
Universal Robina Corp.	13,463,790	26,181,186
		$332,918,131
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Drug Stores – 1.5%
Cosmos Pharmaceutical Corp.	59,200	$5,841,244
DFI Retail Group Holdings Ltd.	6,359,109	14,646,427
JM Holdings Co. Ltd.	253,700	2,934,212
Patlac Corp.	463,300	14,284,008
San-A Co. Ltd.	87,700	2,644,998
Sendas Distribuidora S.A.	1,753,600	5,705,169
Spencer's Retail Ltd. (a)	723,473	682,505
Sugi Holdings Co. Ltd.	234,200	9,401,658
Sundrug Co. Ltd.	1,075,300	26,027,427
		$82,167,648
Forest & Paper Products – 0.2%
Suzano S.A.	1,122,200	$9,257,445
Furniture & Appliances – 1.0%
Codan Ltd.	1,797,141	$6,444,508
Howden Joinery Group PLC	2,242,658	12,478,099
Paramount Bed Holdings Co. Ltd. (l)	1,356,400	24,041,094
SEB S.A.	162,083	10,166,284
Zojirushi Corp.	177,300	1,913,091
		$55,043,076
Gaming & Lodging – 0.8%
Flutter Entertainment PLC (a)	238,874	$26,179,213
Shangri-La Asia Ltd. (a)	29,944,000	20,790,074
		$46,969,287
General Merchandise – 1.1%
Dollarama, Inc.	841,907	$48,331,867
Falabella S.A.	3,015,393	6,012,033
Magazine Luiza S.A. (a)	5,190,959	4,311,084
Seria Co. Ltd. (l)	183,200	3,188,318
		$61,843,302
Insurance – 1.9%
Admiral Group PLC	212,870	$4,517,653
AUB Group Ltd.	2,779,348	33,725,055
Hiscox Ltd.	1,978,378	19,342,108
Samsung Fire & Marine Insurance Co. Ltd.	174,448	22,376,513
Steadfast Group Ltd.	7,747,030	22,828,475
		$102,789,804
18

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – 2.4%
Allegro.EU S.A. (a)	1,061,840	$4,546,346
Auto Trader Group PLC	1,816,185	10,297,330
Demae-Can Co. Ltd. (a)(l)	607,900	2,335,331
Digital Garage, Inc.	353,700	8,376,493
Kakaku.com, Inc.	556,300	9,353,495
MakeMyTrip Ltd. (a)	1,069,505	32,833,803
Moneysupermarket.com Group PLC	8,111,982	16,723,582
Proto Corp.	1,137,400	8,106,774
Rakuten Group, Inc.	119,300	511,886
Rightmove PLC	2,982,371	15,819,002
Scout24 AG	468,540	23,749,443
		$132,653,485
Leisure & Toys – 1.0%
DeNA Co. Ltd.	339,900	$4,295,427
GungHo Online Entertainment, Inc.	326,600	5,020,970
Kawai Musical Instruments Manufacturing Co. Ltd.	119,800	2,086,757
Konami Group Corp.	80,900	3,733,932
NCSoft Corp.	46,283	11,085,030
Thule Group AB	296,227	5,883,481
VTech Holdings Ltd.	3,825,465	21,860,532
		$53,966,129
Machinery & Tools – 5.6%
Aalberts Industries N.V.	314,000	$10,260,253
AirTAC International Group	306,000	7,000,341
Azbil Corp. (l)	820,800	21,423,459
Carel Industries S.p.A.	139,219	2,601,540
Daifuku Co. Ltd. (l)	84,700	3,985,400
Fuji Seal International, Inc.	1,662,300	17,604,519
Fujitec Co. Ltd. (l)	1,443,300	29,172,260
Fukushima Galilei Co. Ltd.	610,000	14,987,540
GEA Group AG	1,326,234	43,334,520
Haitian International Holdings Ltd. (a)	13,725,000	25,827,549
METAWATER Co. Ltd.	1,086,000	14,257,185
MISUMI Group, Inc.	225,900	4,806,237
MonotaRO Co. Ltd.	663,700	10,032,134
Nabtesco Corp.	815,900	16,706,558
Nissei ASB Machine Co. Ltd.	151,400	3,744,987
Obara Group, Inc. (l)	128,500	2,845,830
Rational AG	2,758	1,347,064
Rotork PLC	2,206,516	5,751,447
Seven Group Holdings Ltd.	980,316	10,535,545
Shima Seiki Manufacturing Ltd. (l)	191,900	2,670,792
19

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – continued
SIG Combibloc Group AG	1,599,421	$32,495,613
Spirax-Sarco Engineering PLC	110,367	12,677,895
THK Co. Ltd.	133,700	2,313,265
Valmet Oyj	369,810	7,458,305
VAT Group AG	39,758	8,026,605
		$311,866,843
Major Banks – 0.2%
Resona Holdings, Inc.	3,014,300	$10,996,686
Medical & Health Technology & Services – 1.5%
ARATA Corp.	148,400	$4,214,219
Arvida Group Ltd.	4,691,293	3,780,694
AS ONE Corp.	358,400	14,743,032
BML, Inc.	587,500	13,253,271
Burning Rock Biotech Ltd., ADR (a)(l)	285,384	682,068
DKSH Holding Ltd.	45,850	3,322,475
Guangzhou KingMed Diagnostics Group Co. Ltd.	668,700	5,971,097
Hapvida Participacoes e Investimentos S.A.	4,186,300	5,874,719
Hogy Medical Co. Ltd.	79,600	1,952,463
ICON PLC (a)	40,266	7,400,086
Medipal Holdings Corp.	724,100	9,178,186
Ryman Healthcare Ltd.	1,571,180	7,518,108
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	2,590,718	3,219,745
		$81,110,163
Medical Equipment – 3.4%
ConvaTec Group PLC	3,915,066	$8,873,355
Demant A.S. (a)	271,692	6,695,191
Eiken Chemical Co. Ltd.	753,900	9,355,382
Fukuda Denshi Co. Ltd.	312,700	15,512,928
Gerresheimer AG	540,504	26,542,221
JEOL Ltd.	239,800	7,904,250
Nakanishi, Inc.	2,268,700	41,193,092
Nihon Kohden Corp.	521,600	11,018,697
PerkinElmer, Inc.	20,198	2,430,425
Shimadzu Corp.	624,700	16,260,880
Smith & Nephew PLC	1,794,613	20,704,169
Sonova Holding AG	104,118	22,896,558
Straumann Group	11,710	1,065,718
		$190,452,866
20

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Metals & Mining – 0.7%
Deterra Royalties Ltd.	3,908,506	$10,000,304
Iluka Resources Ltd.	2,666,873	15,372,207
MOIL Ltd.	6,090,545	11,188,912
		$36,561,423
Natural Gas - Distribution – 1.3%
China Resources Gas Group Ltd.	6,976,000	$22,018,814
DCC PLC	419,603	21,829,641
Italgas S.p.A.	5,939,723	27,609,863
		$71,458,318
Network & Telecom – 0.1%
NOHMI BOSAI Ltd.	678,100	$7,534,033
Other Banks & Diversified Financials – 4.2%
AEON Financial Service Co. Ltd.	2,490,600	$24,691,008
AEON Thana Sinsap Public Co. Ltd.	2,563,700	11,180,505
Allfunds Group PLC	645,334	4,730,655
Banco Santander Chile S.A.	157,118,269	5,489,344
Bancolombia S.A., ADR	188,347	4,590,016
Bank of Kyoto Ltd.	430,900	15,749,748
Chiba Bank Ltd. (l)	3,432,551	18,475,487
Credicorp Ltd.	45,767	5,620,188
E.Sun Financial Holding Co. Ltd.	20,629,379	16,675,022
FinecoBank S.p.A.	921,506	11,326,313
Iress Ltd.	1,560,926	8,818,825
Julius Baer Group Ltd.	391,642	17,041,659
Jyske Bank A.S. (a)	285,747	14,742,106
Metropolitan Bank & Trust Co.	27,226,417	22,524,200
Shizuoka Bank Ltd. (l)	3,409,900	20,821,543
Shriram Transport Finance Co. Ltd.	1,710,637	25,129,477
Zenkoku Hosho Co. Ltd.	180,300	5,967,151
		$233,573,247
Pharmaceuticals – 1.9%
Daito Pharmaceutical Co. Ltd.	632,900	$10,720,260
Genomma Lab Internacional S.A., “B” (l)	10,386,264	7,137,510
Hypera S.A.	1,439,745	11,810,267
Ipca Laboratories Ltd.	1,514,795	16,939,741
Kalbe Farma Tbk PT	320,876,300	38,562,051
Santen Pharmaceutical Co. Ltd.	2,042,300	13,686,755
Suzuken Co. Ltd./Aichi Japan	339,200	7,733,939
		$106,590,523
21

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pollution Control – 1.4%
ALS Ltd.	1,231,065	$7,925,768
Daiseki Co. Ltd.	2,215,440	67,592,049
		$75,517,817
Precious Metals & Minerals – 0.5%
Agnico Eagle Mines Ltd.	642,196	$27,131,834
Compania de Minas Buenaventura S.A.A., ADR	392,797	2,643,524
		$29,775,358
Printing & Publishing – 0.4%
China Literature Ltd. (a)	2,235,200	$6,251,108
Wolters Kluwer N.V.	177,849	17,315,569
		$23,566,677
Railroad & Shipping – 0.5%
Rumo S.A.	2,763,468	$9,467,107
Sankyu, Inc.	610,100	17,626,681
		$27,093,788
Real Estate – 3.5%
Big Yellow Group PLC, REIT	1,051,241	$12,379,082
CapitaLand India Trusts IEU, REIT	12,556,800	9,129,530
CapitaLand Investment Ltd.	5,080,900	12,238,539
CDL Hospitality Trusts, REIT	460,877	373,164
Cedar Woods Properties Ltd.	1,914,153	4,896,476
City Developments Ltd.	2,898,600	15,281,298
Embassy Office Parks REIT	3,371,200	14,331,627
ESR Group Ltd.	6,615,600	16,687,226
LEG Immobilien SE	642,550	38,640,302
Mapletree Commercial Trust, REIT	10,507,100	12,549,885
Midland Holdings Ltd. (a)(h)	43,113,000	3,066,471
Shaftesbury PLC, REIT	1,325,995	5,415,699
Swire Properties Ltd.	6,712,000	14,423,559
TAG Immobilien AG	766,358	6,170,033
Unite Group PLC, REIT	2,860,013	27,120,507
		$192,703,398
Restaurants – 1.6%
Cafe de Coral Holdings Ltd.	16,092,000	$19,899,625
Greggs PLC	1,678,687	31,817,935
Sodexo	490,376	36,880,827
		$88,598,387
22

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – 4.9%
Air Water, Inc.	783,300	$9,263,109
Croda International PLC	691,556	49,400,778
Essentra PLC	10,681,931	21,475,666
Japan Pure Chemical Co. Ltd.	41,700	666,983
Kansai Paint Co. Ltd.	1,037,000	14,666,890
Kureha Corp.	137,000	8,378,646
Nihon Parkerizing Co. Ltd.	1,049,600	6,765,596
Nitto Denko Corp.	144,400	7,829,544
NOF Corp.	320,000	11,602,407
Sika AG	168,977	33,837,346
SK KAKEN Co. Ltd.	118,100	31,293,685
Symrise AG	735,961	72,452,434
Taisei Lamick Co. Ltd.	219,800	4,162,729
		$271,795,813
Specialty Stores – 2.2%
ABC-Mart, Inc.	192,300	$8,277,683
Just Eat Takeaway (a)	1,208,551	18,425,738
Just Eat Takeaway.com (a)	75,723	1,169,572
Kitanotatsujin Corp.	1,132,600	2,016,694
Lojas Renner S.A.	2,236,999	11,549,199
Multiplan Empreendimentos Imobiliarios S.A.	4,621,720	20,708,143
Nick Scali Ltd.	400,116	2,359,923
Nishimatsuya Chain Co. Ltd. (l)	1,316,100	12,161,720
Ryohin Keikaku Co. Ltd.	1,186,100	9,845,688
Shimamura Co. Ltd.	52,800	4,461,715
Vipshop Holdings Ltd., ADR (a)	810,507	6,816,364
ZOZO, Inc.	1,281,600	25,626,687
		$123,419,126
Telecommunications - Wireless – 0.8%
Cellnex Telecom S.A.	1,466,587	$45,216,879
Telephone Services – 1.0%
Helios Towers PLC (a)	3,888,393	$4,868,411
Hellenic Telecommunications Organization S.A.	1,901,706	27,676,940
Infrastrutture Wireless Italiane S.p.A.	1,249,006	10,920,252
NOS, SGPS S.A.	2,166,413	7,073,666
Operadora de Sites Mexicanos, S.A. de C.V., REIT, “A-1” (l)	6,836,700	5,682,681
		$56,221,950
Tobacco – 0.6%
Swedish Match AB	3,231,010	$31,988,008
23

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Trucking – 1.6%
Freightways Ltd.	2,126,298	$11,661,830
Hamakyorex Co. Ltd.	114,900	2,496,401
Seino Holdings Co. Ltd.	3,715,600	29,831,326
Senko Group Holdings Co. Ltd.	657,300	4,350,735
SG Holdings Co. Ltd.	1,043,800	14,185,355
Trancom Co. Ltd.	95,100	4,981,962
Yamato Holdings Co. Ltd.	1,477,400	22,116,445
		$89,624,054
Utilities - Electric Power – 1.0%
CESC Ltd.	30,954,810	$29,281,152
Energisa S.A., IEU	1,279,200	9,933,669
Equatorial Energia S.A.	2,025,500	10,100,559
Transmissora Alianca de Energia Eletrica S.A., IEU	1,121,343	8,096,677
		$57,412,057
Utilities - Water – 0.2%
Aguas Andinas S.A., “A”	36,715,629	$7,128,372
Companhia de Saneamento Basico do Estado de Sao Paulo	485,700	4,465,917
		$11,594,289
Total Common Stocks (Identified Cost, $5,549,729,632)		$5,275,588,640
Preferred Stocks – 0.2%
Metals & Mining – 0.2%
Gerdau S.A. (Identified Cost, $10,492,018)	2,660,500	$12,053,838

	Strike Price	First Exercise
Rights – 0.0%
Other Banks & Diversified Financials – 0.0%
Localiza Rent a Car S.A. (1 share for 1 right, Expiration 11/11/2022) (a) (Identified Cost, $0)	BRL 50.35	11/11/22	3,179	$6,329

24

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 4.1%
Money Market Funds – 4.1%
MFS Institutional Money Market Portfolio, 2.64% (v) (Identified Cost, $225,019,152)	225,023,753	$225,046,256
Collateral for Securities Loaned – 0.1%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 2.72% (j) (Identified Cost, $7,542,791)	7,542,791	$7,542,791

Other Assets, Less Liabilities – 0.2%		8,996,151
Net Assets – 100.0%		$5,529,234,005

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $342,379,788 and $5,177,858,066, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
IEU	International Equity Unit
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
See Notes to Financial Statements
25

Financial Statements
Statement of Assets and Liabilities
At 9/30/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $42,557,199 of securities on loan (identified cost, $5,429,944,077)	$5,177,858,066
Investments in affiliated issuers, at value (identified cost, $362,839,516)	342,379,788
Cash	1,885,875
Receivables for
Investments sold	4,523,610
Fund shares sold	6,710,054
Interest and dividends	29,166,463
Other assets	2,348
Total assets	$5,562,526,204
Liabilities
Payable to custodian	$147,481
Payables for
Investments purchased	8,554,625
Fund shares reacquired	12,559,576
Collateral for securities loaned, at value (c)	7,542,791
Payable to affiliates
Investment adviser	264,070
Administrative services fee	3,502
Shareholder servicing costs	826,073
Distribution and service fees	10,448
Payable for independent Trustees' compensation	15,678
Deferred country tax expense payable	2,418,002
Accrued expenses and other liabilities	949,953
Total liabilities	$33,292,199
Net assets	$5,529,234,005
Net assets consist of
Paid-in capital	$5,501,628,467
Total distributable earnings (loss)	27,605,538
Net assets	$5,529,234,005
Shares of beneficial interest outstanding	206,361,568

(c)	Non-cash collateral is not included.
26

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$546,844,772	21,042,556	$25.99
Class B	2,150,935	86,485	24.87
Class C	14,754,905	606,060	24.35
Class I	734,604,804	27,293,292	26.92
Class R1	1,196,042	50,814	23.54
Class R2	14,567,812	579,790	25.13
Class R3	109,711,915	4,270,606	25.69
Class R4	82,389,813	3,170,725	25.98
Class R6	4,023,013,007	149,261,240	26.95

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $27.58 [100 / 94.25 x $25.99]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
27

Financial Statements
Statement of Operations
Year ended 9/30/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$162,550,943
Dividends from affiliated issuers	5,275,143
Income on securities loaned	258,172
Other	1,222
Foreign taxes withheld	(14,259,241)
Total investment income	$153,826,239
Expenses
Management fee	$61,875,358
Distribution and service fees	2,646,695
Shareholder servicing costs	3,098,178
Program manager fees	3,149
Administrative services fee	649,368
Independent Trustees' compensation	96,946
Custodian fee	1,794,949
Shareholder communications	220,752
Audit and tax fees	83,562
Legal fees	31,057
Miscellaneous	373,293
Total expenses	$70,873,307
Fees paid indirectly	(3,776)
Reduction of expenses by investment adviser and distributor	(1,012,021)
Net expenses	$69,857,510
Net investment income (loss)	$83,968,729
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,844,487 country tax)	$364,702,164
Affiliated issuers	(10,132)
Foreign currency	(5,935,229)
Net realized gain (loss)	$358,756,803
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $446,275 decrease in deferred country tax)	$(2,757,703,181)
Affiliated issuers	(43,758,594)
Translation of assets and liabilities in foreign currencies	(1,007,094)
Net unrealized gain (loss)	$(2,802,468,869)
Net realized and unrealized gain (loss)	$(2,443,712,066)
Change in net assets from operations	$(2,359,743,337)
See Notes to Financial Statements
28

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/22	9/30/21
Change in net assets
From operations
Net investment income (loss)	$83,968,729	$78,615,737
Net realized gain (loss)	358,756,803	297,914,556
Net unrealized gain (loss)	(2,802,468,869)	902,522,964
Change in net assets from operations	$(2,359,743,337)	$1,279,053,257
Total distributions to shareholders	$(403,492,683)	$(294,377,309)
Change in net assets from fund share transactions	$79,421,966	$446,999,628
Total change in net assets	$(2,683,814,054)	$1,431,675,576
Net assets
At beginning of period	8,213,048,059	6,781,372,483
At end of period	$5,529,234,005	$8,213,048,059
See Notes to Financial Statements
29

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$38.59	$33.91	$32.56	$35.00	$33.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.27	$0.13	$0.29	$0.22
Net realized and unrealized gain (loss)	(11.06)	5.80	2.09	(0.82)	2.22
Total from investment operations	$(10.79)	$6.07	$2.22	$(0.53)	$2.44
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.03)	$(0.35)	$(0.20)	$(0.28)
From net realized gain	(1.44)	(1.36)	(0.52)	(1.71)	(0.58)
Total distributions declared to shareholders	$(1.81)	$(1.39)	$(0.87)	$(1.91)	$(0.86)
Net asset value, end of period (x)	$25.99	$38.59	$33.91	$32.56	$35.00
Total return (%) (r)(s)(t)(x)	(29.31)	18.25	6.83	(0.85)	7.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.28	1.29	1.29	1.30
Expenses after expense reductions (f)	1.28	1.27	1.28	1.28	1.29
Net investment income (loss)	0.84	0.73	0.39	0.90	0.62
Portfolio turnover	12	11	25	14	21
Net assets at end of period (000 omitted)	$546,845	$885,605	$871,605	$1,015,817	$1,163,703
See Notes to Financial Statements
30

Financial Highlights – continued
Class B	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$36.95	$32.73	$31.42	$33.86	$32.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$(0.04)	$(0.13)	$0.04	$(0.05)
Net realized and unrealized gain (loss)	(10.59)	5.62	2.02	(0.77)	2.16
Total from investment operations	$(10.59)	$5.58	$1.89	$(0.73)	$2.11
Less distributions declared to shareholders
From net investment income	$(0.05)	$—	$(0.06)	$—	$(0.03)
From net realized gain	(1.44)	(1.36)	(0.52)	(1.71)	(0.58)
Total distributions declared to shareholders	$(1.49)	$(1.36)	$(0.58)	$(1.71)	$(0.61)
Net asset value, end of period (x)	$24.87	$36.95	$32.73	$31.42	$33.86
Total return (%) (r)(s)(t)(x)	(29.85)	17.37	6.03	(1.57)	6.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.03	2.04	2.04	2.05
Expenses after expense reductions (f)	2.03	2.02	2.03	2.03	2.03
Net investment income (loss)	0.01	(0.11)	(0.43)	0.12	(0.14)
Portfolio turnover	12	11	25	14	21
Net assets at end of period (000 omitted)	$2,151	$5,180	$5,875	$9,834	$13,212

Class C	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$36.17	$32.06	$30.80	$33.24	$31.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.05)	$(0.12)	$0.03	$(0.08)
Net realized and unrealized gain (loss)	(10.38)	5.52	1.98	(0.76)	2.15
Total from investment operations	$(10.37)	$5.47	$1.86	$(0.73)	$2.07
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.08)	$—	$(0.03)
From net realized gain	(1.44)	(1.36)	(0.52)	(1.71)	(0.58)
Total distributions declared to shareholders	$(1.45)	$(1.36)	$(0.60)	$(1.71)	$(0.61)
Net asset value, end of period (x)	$24.35	$36.17	$32.06	$30.80	$33.24
Total return (%) (r)(s)(t)(x)	(29.84)	17.39	6.04	(1.60)	6.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.03	2.04	2.04	2.04
Expenses after expense reductions (f)	2.03	2.02	2.03	2.03	2.03
Net investment income (loss)	0.03	(0.14)	(0.40)	0.10	(0.25)
Portfolio turnover	12	11	25	14	21
Net assets at end of period (000 omitted)	$14,755	$30,413	$42,312	$60,916	$84,044
See Notes to Financial Statements
31

Financial Highlights – continued
Class I	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$39.91	$35.02	$33.59	$36.06	$34.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.35	$0.18	$0.39	$0.32
Net realized and unrealized gain (loss)	(11.44)	6.02	2.21	(0.86)	2.27
Total from investment operations	$(11.07)	$6.37	$2.39	$(0.47)	$2.59
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.12)	$(0.44)	$(0.29)	$(0.36)
From net realized gain	(1.44)	(1.36)	(0.52)	(1.71)	(0.58)
Total distributions declared to shareholders	$(1.92)	$(1.48)	$(0.96)	$(2.00)	$(0.94)
Net asset value, end of period (x)	$26.92	$39.91	$35.02	$33.59	$36.06
Total return (%) (r)(s)(t)(x)	(29.13)	18.54	7.12	(0.62)	7.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.03	1.04	1.04	1.05
Expenses after expense reductions (f)	1.03	1.02	1.03	1.03	1.04
Net investment income (loss)	1.08	0.91	0.55	1.18	0.87
Portfolio turnover	12	11	25	14	21
Net assets at end of period (000 omitted)	$734,605	$1,235,625	$1,230,970	$2,049,197	$2,094,665
See Notes to Financial Statements
32

Financial Highlights – continued
Class R1	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$35.12	$31.16	$30.01	$32.44	$31.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.02)	$(0.13)	$0.04	$(0.07)
Net realized and unrealized gain (loss)	(10.05)	5.34	1.94	(0.76)	2.09
Total from investment operations	$(10.02)	$5.32	$1.81	$(0.72)	$2.02
Less distributions declared to shareholders
From net investment income	$(0.12)	$—	$(0.14)	$—	$(0.03)
From net realized gain	(1.44)	(1.36)	(0.52)	(1.71)	(0.58)
Total distributions declared to shareholders	$(1.56)	$(1.36)	$(0.66)	$(1.71)	$(0.61)
Net asset value, end of period (x)	$23.54	$35.12	$31.16	$30.01	$32.44
Total return (%) (r)(s)(t)(x)	(29.84)	17.41	6.03	(1.61)	6.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.03	2.04	2.04	2.05
Expenses after expense reductions (f)	2.03	2.02	2.03	2.03	2.04
Net investment income (loss)	0.11	(0.07)	(0.45)	0.14	(0.21)
Portfolio turnover	12	11	25	14	21
Net assets at end of period (000 omitted)	$1,196	$1,658	$1,622	$2,320	$2,471

Class R2	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$37.36	$32.92	$31.63	$34.02	$32.51
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.15	$0.01	$0.22	$0.12
Net realized and unrealized gain (loss)	(10.71)	5.65	2.07	(0.81)	2.17
Total from investment operations	$(10.52)	$5.80	$2.08	$(0.59)	$2.29
Less distributions declared to shareholders
From net investment income	$(0.27)	$—	$(0.27)	$(0.09)	$(0.20)
From net realized gain	(1.44)	(1.36)	(0.52)	(1.71)	(0.58)
Total distributions declared to shareholders	$(1.71)	$(1.36)	$(0.79)	$(1.80)	$(0.78)
Net asset value, end of period (x)	$25.13	$37.36	$32.92	$31.63	$34.02
Total return (%) (r)(s)(t)(x)	(29.48)	17.95	6.58	(1.10)	7.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.53	1.54	1.54	1.55
Expenses after expense reductions (f)	1.53	1.52	1.53	1.53	1.54
Net investment income (loss)	0.60	0.42	0.03	0.71	0.35
Portfolio turnover	12	11	25	14	21
Net assets at end of period (000 omitted)	$14,568	$24,443	$24,546	$43,493	$48,630
See Notes to Financial Statements
33

Financial Highlights – continued
Class R3	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$38.19	$33.58	$32.25	$34.69	$33.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.29	$0.13	$0.29	$0.20
Net realized and unrealized gain (loss)	(10.92)	5.72	2.08	(0.83)	2.21
Total from investment operations	$(10.66)	$6.01	$2.21	$(0.54)	$2.41
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.04)	$(0.36)	$(0.19)	$(0.28)
From net realized gain	(1.44)	(1.36)	(0.52)	(1.71)	(0.58)
Total distributions declared to shareholders	$(1.84)	$(1.40)	$(0.88)	$(1.90)	$(0.86)
Net asset value, end of period (x)	$25.69	$38.19	$33.58	$32.25	$34.69
Total return (%) (r)(s)(t)(x)	(29.32)	18.25	6.86	(0.88)	7.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.28	1.29	1.29	1.30
Expenses after expense reductions (f)	1.28	1.27	1.28	1.28	1.29
Net investment income (loss)	0.79	0.78	0.42	0.92	0.58
Portfolio turnover	12	11	25	14	21
Net assets at end of period (000 omitted)	$109,712	$201,807	$142,713	$132,789	$146,726

Class R4	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$38.57	$33.89	$32.54	$35.00	$33.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.32	$0.21	$0.36	$0.31
Net realized and unrealized gain (loss)	(11.04)	5.84	2.10	(0.82)	2.21
Total from investment operations	$(10.70)	$6.16	$2.31	$(0.46)	$2.52
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.12)	$(0.44)	$(0.29)	$(0.37)
From net realized gain	(1.44)	(1.36)	(0.52)	(1.71)	(0.58)
Total distributions declared to shareholders	$(1.89)	$(1.48)	$(0.96)	$(2.00)	$(0.95)
Net asset value, end of period (x)	$25.98	$38.57	$33.89	$32.54	$35.00
Total return (%) (r)(s)(t)(x)	(29.16)	18.56	7.10	(0.61)	7.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.03	1.04	1.04	1.05
Expenses after expense reductions (f)	1.03	1.02	1.03	1.03	1.04
Net investment income (loss)	1.02	0.85	0.66	1.14	0.87
Portfolio turnover	12	11	25	14	21
Net assets at end of period (000 omitted)	$82,390	$182,567	$260,005	$276,550	$318,571
See Notes to Financial Statements
34

Financial Highlights – continued
Class R6	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$39.97	$35.06	$33.64	$36.11	$34.45
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.42	$0.28	$0.44	$0.37
Net realized and unrealized gain (loss)	(11.48)	6.02	2.13	(0.87)	2.27
Total from investment operations	$(11.05)	$6.44	$2.41	$(0.43)	$2.64
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.17)	$(0.47)	$(0.33)	$(0.40)
From net realized gain	(1.44)	(1.36)	(0.52)	(1.71)	(0.58)
Total distributions declared to shareholders	$(1.97)	$(1.53)	$(0.99)	$(2.04)	$(0.98)
Net asset value, end of period (x)	$26.95	$39.97	$35.06	$33.64	$36.11
Total return (%) (r)(s)(t)(x)	(29.06)	18.74	7.20	(0.47)	7.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.90	0.92	0.92	0.93
Expenses after expense reductions (f)	0.90	0.89	0.91	0.91	0.92
Net investment income (loss)	1.26	1.08	0.84	1.34	1.02
Portfolio turnover	12	11	25	14	21
Net assets at end of period (000 omitted)	$4,023,013	$5,635,101	$4,191,916	$3,385,991	$2,654,886

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
35

Notes to Financial Statements
(1) Business and Organization
MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to
36

Notes to Financial Statements  - continued
setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other
37

Notes to Financial Statements  - continued
market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$252,918,744	$1,518,336,087	$—	$1,771,254,831
United Kingdom	74,713,569	591,828,706	—	666,542,275
Germany	216,811,132	55,255,566	—	272,066,698
Australia	43,725,359	227,650,774	—	271,376,133
France	8,630,202	195,207,098	—	203,837,300
India	58,354,342	132,763,332	—	191,117,674
Hong Kong	49,590,203	106,601,965	—	156,192,168
Brazil	153,107,901	6,329	—	153,114,230
China	22,475,473	123,578,075	—	146,053,548
Other Countries	401,379,174	1,054,714,776	0	1,456,093,950
Mutual Funds	232,589,047	—	—	232,589,047
Total	$1,514,295,146	$4,005,942,708	$0	$5,520,237,854
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 9/30/21	$—
Transfers into level 3	0
Balance as of 9/30/22	$0
At September 30, 2022, the fund held one level 3 security.
38

Notes to Financial Statements  - continued
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $42,557,199. The fair value of the fund's investment securities on loan and a related liability of $7,542,791 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $37,474,081 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,
39

Notes to Financial Statements  - continued
the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.
40

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/22	Year ended 9/30/21
Ordinary income (including any short-term capital gains)	$151,654,086	$30,813,285
Long-term capital gains	251,838,597	263,564,024
Total distributions	$403,492,683	$294,377,309
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/22
Cost of investments	$5,824,631,936
Gross appreciation	1,039,705,421
Gross depreciation	(1,344,099,503)
Net unrealized appreciation (depreciation)	$(304,394,082)
Undistributed ordinary income	45,421,158
Undistributed long-term capital gain	289,510,884
Other temporary differences	(2,932,422)
Total distributable earnings (loss)	$27,605,538
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective
41

Notes to Financial Statements  - continued
May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/22	Year ended 9/30/21
Class A	$40,558,715	$34,439,503
Class B	195,811	226,041
Class C	1,150,960	1,691,213
Class I	58,815,770	49,800,067
Class R1	71,241	63,826
Class R2	1,080,274	985,810
Class R3	9,283,025	5,729,175
Class R4	7,139,611	10,931,144
Class R6	284,691,435	190,105,108
Class 529A	468,895	353,468
Class 529B	3,931	5,468
Class 529C	33,015	46,486
Total	$403,492,683	$294,377,309
(3) Transactions with Affiliates
Note regarding references to Class 529A, Class 529B, and Class 529C shares in this “Note (3) Transactions with Affiliates”: Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. Accordingly, information with respect to Class 529B and Class 529C shares is for the period ending March 21, 2022, and information with respect to Class 529A shares is for the period ending May 20, 2022.
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	0.975%
In excess of $500 million and up to $1 billion	0.925%
In excess of $1 billion and up to $3 billion	0.90%
In excess of $3 billion and up to $5 billion	0.85%
In excess of $5 billion and up to $10 billion	0.80%
In excess of $10 billion	0.75%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until January 31, 2024. For the year ended September 30, 2022, this management fee reduction amounted to $1,009,461, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2022 was equivalent to an annual effective rate of 0.85% of the fund's average daily net assets.
42

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $20,045 and $1,462 for the year ended September 30, 2022, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,834,656
Class B	0.75%	0.25%	1.00%	1.00%	38,637
Class C	0.75%	0.25%	1.00%	1.00%	229,983
Class R1	0.75%	0.25%	1.00%	1.00%	14,484
Class R2	0.25%	0.25%	0.50%	0.50%	101,409
Class R3	—	0.25%	0.25%	0.25%	409,168
Class 529A	—	0.25%	0.25%	0.22%	14,784
Class 529B	0.75%	0.25%	1.00%	0.25%	90
Class 529C	0.75%	0.25%	1.00%	1.00%	3,484
Total Distribution and Service Fees					$2,646,695
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2022, this rebate amounted to $429, $35, $41, $2,052, and $3 for Class A, Class R2, Class R3, Class 529A, and Class 529C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the year ended September 30, 2022, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of
43

Notes to Financial Statements  - continued
a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2022, were as follows:
Amount
Class A	$739
Class B	4,287
Class C	562
Class 529B	—
Class 529C	8
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. As described above, all Class 529A, Class 529B, and Class 529C shares were redeemed on or before May 20, 2022. Accordingly, the foregoing agreement between the fund and MFD was terminated effective May 20, 2022. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2022, were as follows:
Fee
Class 529A	$2,957
Class 529B	18
Class 529C	174
Total Program Manager Fees	$3,149
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2022, the fee was $172,282, which equated to 0.0024% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,925,896.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2022 was equivalent to an annual effective rate of 0.0091% of the fund's average daily net assets.
44

Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2022, the fund engaged in sale transactions pursuant to this policy, which amounted to $6,617,608. The sales transactions resulted in net realized gains (losses) of $828,548.
(4) Portfolio Securities
For the year ended September 30, 2022, purchases and sales of investments, other than short-term obligations, aggregated $811,897,610 and $1,225,366,086, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/22		Year ended 9/30/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,023,143	$33,970,510	1,633,368	$60,461,808
Class B	58	1,984	70	2,445
Class C	10,852	331,084	19,171	670,704
Class I	3,526,867	122,378,252	4,466,640	176,060,527
Class R1	9,526	281,112	7,224	248,475
Class R2	101,721	3,217,527	87,614	3,181,716
Class R3	1,051,751	37,466,728	2,418,020	88,308,082
Class R4	553,764	18,112,531	923,114	34,339,882
Class R6	16,208,229	575,363,909	27,999,530	1,071,646,468
Class 529A	39,063	1,282,894	42,151	1,534,486
Class 529C	892	29,321	2,414	82,279
	22,525,866	$792,435,852	37,599,316	$1,436,536,872
45

Notes to Financial Statements  - continued
	Year ended 9/30/22		Year ended 9/30/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,009,595	$36,870,405	852,189	$30,389,063
Class B	5,528	194,428	6,527	224,197
Class C	32,746	1,127,105	49,239	1,655,408
Class I	1,458,992	55,076,952	1,273,747	46,886,629
Class R1	2,141	71,240	1,955	63,826
Class R2	30,289	1,071,615	28,076	971,154
Class R3	257,147	9,283,025	162,346	5,729,175
Class R4	179,428	6,538,372	291,429	10,366,130
Class R6	7,081,328	267,390,965	4,773,203	175,749,343
Class 529A	12,747	455,719	9,862	344,770
Class 529B	117	3,931	166	5,468
Class 529C	998	32,942	1,437	46,486
	10,071,056	$378,116,699	7,450,176	$272,431,649
Shares reacquired
Class A	(3,938,988)	$(129,035,209)	(5,243,494)	$(197,696,673)
Class B	(59,284)	(1,789,431)	(45,929)	(1,630,289)
Class C	(278,446)	(8,460,526)	(547,318)	(19,016,756)
Class I	(8,651,169)	(288,754,908)	(9,935,921)	(381,178,465)
Class R1	(8,065)	(246,053)	(14,029)	(479,802)
Class R2	(206,456)	(6,406,185)	(207,156)	(7,529,035)
Class R3	(2,322,289)	(76,361,082)	(1,546,835)	(57,369,357)
Class R4	(2,295,925)	(80,799,395)	(4,153,168)	(154,392,635)
Class R6	(15,027,341)	(489,236,861)	(11,326,477)	(440,173,690)
Class 529A	(309,521)	(9,204,770)	(48,527)	(1,776,855)
Class 529B	(2,428)	(74,067)	(2,588)	(87,821)
Class 529C	(25,377)	(762,098)	(19,215)	(637,515)
	(33,125,289)	$(1,091,130,585)	(33,090,657)	$(1,261,968,893)
46

Notes to Financial Statements  - continued
	Year ended 9/30/22		Year ended 9/30/21
	Shares	Amount	Shares	Amount
Net change
Class A	(1,906,250)	$(58,194,294)	(2,757,937)	$(106,845,802)
Class B	(53,698)	(1,593,019)	(39,332)	(1,403,647)
Class C	(234,848)	(7,002,337)	(478,908)	(16,690,644)
Class I	(3,665,310)	(111,299,704)	(4,195,534)	(158,231,309)
Class R1	3,602	106,299	(4,850)	(167,501)
Class R2	(74,446)	(2,117,043)	(91,466)	(3,376,165)
Class R3	(1,013,391)	(29,611,329)	1,033,531	36,667,900
Class R4	(1,562,733)	(56,148,492)	(2,938,625)	(109,686,623)
Class R6	8,262,216	353,518,013	21,446,256	807,222,121
Class 529A	(257,711)	(7,466,157)	3,486	102,401
Class 529B	(2,311)	(70,136)	(2,422)	(82,353)
Class 529C	(23,487)	(699,835)	(15,364)	(508,750)
	(528,367)	$79,421,966	11,958,835	$446,999,628
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the Moderate Allocation Fund were the owners of record of approximately 52%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime 2065 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective at the close of business on November 29, 2019, purchases of the fund were closed to new investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2)
47

Notes to Financial Statements  - continued
the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2022, the fund’s commitment fee and interest expense were $30,470 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Forterra PLC	$57,296,296	$—	$—	$—	$(17,259,340)	$40,036,956
MFS Institutional Money Market Portfolio	45,980,405	1,352,007,224	1,172,957,983	(10,132)	26,742	225,046,256
Midland Holdings Ltd.	6,537,244	—	—	—	(3,470,773)	3,066,471
PCA Corp.	22,610,843	—	—	—	(12,732,616)	9,878,227
T. Hasegawa Co. Ltd.	74,674,485	—	—	—	(10,322,607)	64,351,878
	$207,099,273	$1,352,007,224	$1,172,957,983	$(10,132)	$(43,758,594)	$342,379,788

Affiliated Issuers	Dividend Income	Capital Gain Distributions
Forterra PLC	$2,062,311	$—
MFS Institutional Money Market Portfolio	1,590,375	—
Midland Holdings Ltd.	—	—
PCA Corp.	247,158	—
T. Hasegawa Co. Ltd.	1,375,299	—
	$5,275,143	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's
48

Notes to Financial Statements  - continued
accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.
49

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS International New Discovery Fund and the Board of Trustees of MFS Series Trust V
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the “Fund”) (one of the funds constituting MFS Series Trust V (the “Trust”)), including the portfolio of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust V) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also
50

Report of Independent Registered Public Accounting Firm – continued
included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
November 14, 2022
51

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
52

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
53

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
54

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Peter Fruzzetti Jose Luis Garcia Lionel Gomez Robert Lau Sandeep Mehta Nicholas Spratt
55

Board Review of Investment Advisory Agreement
MFS International New Discovery Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
56

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for the one-year period and the 5th quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including assigning an additional portfolio manager for the Fund effective September 1, 2021. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee
57

Board Review of Investment Advisory Agreement - continued
and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $1 billion, $3 billion, $5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees
58

Board Review of Investment Advisory Agreement - continued
also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
59

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $303,024,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $166,242,039. The fund intends to pass through foreign tax credits of $15,891,137 for the fiscal year.
60

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
61

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
62

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
September 30, 2022
MFS®  Total Return Fund
MTR-ANN

MFS® Total Return Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility in fixed income and currency markets has picked up, with fiscal policy missteps in the United Kingdom leading to a crisis of market confidence that ultimately resulted in the ousting of Prime Minister Liz Truss. That episode could forewarn other governments to avoid policy overreach.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and global supply chain bottlenecks are easing, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
November 14, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Top ten holdings (i)
U.S. Treasury Note 5 yr Future - DEC 2022	3.1%
U.S. Treasury Notes, 1.375%, 1/31/2025	3.0%
U.S. Treasury Notes, 0.375%, 11/30/2025	2.4%
Goldman Sachs Group, Inc.	2.1%
UMBS, TBA, 2.5%, 30 year	2.0%
Microsoft Corp.	2.0%
Charles Schwab Corp.	1.9%
Cigna Corp.	1.8%
UMBS, TBA, 2%, 30 year	1.7%
Johnson & Johnson	1.6%
Composition including fixed income credit quality (a)(i)
AAA	4.3%
AA	1.8%
A	4.0%
BBB	9.0%
BB	0.1%
B (o)	0.0%
CCC (o)	0.0%
U.S. Government	10.9%
Federal Agencies	11.7%
Not Rated	2.8%
Non-Fixed Income	57.5%
Cash & Cash Equivalents	0.7%
Other	(2.8)%
GICS equity sectors (g)
Financials	14.2%
Health Care	10.4%
Industrials	8.3%
Information Technology	7.0%
Consumer Staples	4.3%
Communication Services	3.3%
Energy	2.6%
Consumer Discretionary	2.3%
Utilities	2.2%
Materials	1.9%
Convertible Debt	0.7%
Real Estate	0.3%

Portfolio Composition - continued
Fixed income sectors (i)
U.S. Treasury Securities	13.6%
Investment Grade Corporates	12.9%
Mortgage-Backed Securities	11.7%
Collateralized Debt Obligations	3.4%
Commercial Mortgage-Backed Securities	2.0%
Asset-Backed Securities	0.4%
Municipal Bonds	0.3%
Non-U.S. Government Bonds	0.1%
Emerging Markets Bonds	0.1%
High Yield Corporates	0.1%
U.S. Government Agencies (o)	0.0%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Portfolio Composition - continued
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of September 30, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended September 30, 2022, Class A shares of the MFS Total Return Fund (fund) provided a total return of -12.61%, at net asset value. This compares with a return of -15.47% and -14.60% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (S&P 500 Index) and the Bloomberg U.S. Aggregate Bond Index (Bloomberg Index), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (Blended Index), generated a return of -14.85%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.

Management Review - continued
Contributors to Performance
Within the equity portion of the fund, both stock selection and an overweight position in the health care sector supported performance relative to the S&P 500 Index. Within this sector, the fund’s overweight positions in global health services provider Cigna, health services and information technology company McKesson and pharmaceutical company Merck & Co. bolstered relative results. The share price of Cigna advanced as the company posted strong results within its Healthcare division, particularly better-than-anticipated medical loss ratio rebates and stronger operating income growth.
The fund’s underweight position and security selection in the communication services sector also aided relative returns. Here, not owning shares of social networking services provider Meta Platforms, and an underweight position in technology company Alphabet, bolstered relative performance. The share price of Meta Platforms declined over rising competition from Tiktok, Apple's App Tracking Transparency headwinds and incremental e-commerce and supply chain issues. Additionally, Meta Platform's softer-than-expected outlook for the remainder of the year appeared to have weighed on the stock price, reflecting uncertain macroeconomic conditions and further weakening of online advertisement demand.
Stocks in other sectors that supported relative performance included the fund’s overweight positions in oil and gas company ConocoPhillips, global integrated energy company Hess and independent oil and gas exploration and production company Pioneer Natural Resources. The share price of ConocoPhillips benefited from stronger-than-expected earnings growth led by a combination of strong production volumes and higher commodity prices. In addition, ConocoPhillips significantly increased its 2022 capital return targets, which further supported the stock price. Not owning shares of internet retailer Amazon.com and digital payment technology developer PayPal further bolstered relative results as both stocks underperformed the benchmark.
Within the fixed income portion of the fund, a shorter duration(d) stance strengthened the fund’s performance relative to the Bloomberg Index, as interest rates rose throughout the reporting period.
Detractors from Performance
Within the equity portion of the fund, stock selection within the materials sector held back performance relative to the S&P 500 Index, however, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative detractors over the reporting period.
Individual stocks in other sectors that weakened relative returns included the fund's overweight positions in cable services provider Comcast, power and hand tools manufacturer Stanley Black & Decker, global financial services firm JPMorgan Chase and vehicle components manufacturer Aptiv. The share price of Comcast suffered from higher-than-expected broadband and video subscriber losses due to increased competitive pressure and lower customer acquisition opportunities, owing to fewer household moves, reflecting the macroeconomic backdrop. Not owning shares of computer and personal electronics maker Apple, integrated oil and gas company Exxon Mobil, health insurance and Medicare/Medicaid provider UnitedHealth Group, integrated energy company Chevron, electric vehicle manufacturer Tesla and

Management Review - continued
pharmaceutical company Eli Lilly further dampened relative performance. The share price of Apple advanced due to better-than-expected revenue growth led by fewer supply chain impacts. Despite ongoing component shortages impacting Mac and iPad sales and global currency headwinds, Apple continued to demonstrate the strength of its product ecosystem with broad-based growth. iPhone and Services Segment sales remained strong across all regions with revenue growth ahead of estimates.
Within the fixed income portion of the fund, asset allocation and security selection decisions detracted from performance relative to the Bloomberg Index. From a sector perspective, the fund's underweight allocation to the treasury sector held back relative returns. Security selection within the financial institutions sector, particularly bond selection within the “A” and “BBB” rated(r) credit quality segments, further weakened the fund’s relative performance.
Respectfully,
Portfolio Manager(s)
Steven Gorham, Alexander Mackey, Joshua Marston, Johnathan Munko, and Henry Peabody
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 9/30/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 9/30/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/06/70	(12.61)%	4.11%	6.45%
B	8/23/93	(13.25)%	3.34%	5.66%
C	8/01/94	(13.26)%	3.34%	5.66%
I	1/02/97	(12.39)%	4.38%	6.72%
R1	4/01/05	(13.28)%	3.34%	5.65%
R2	10/31/03	(12.83)%	3.86%	6.18%
R3	4/01/05	(12.60)%	4.11%	6.45%
R4	4/01/05	(12.37)%	4.37%	6.72%
R6	6/01/12	(12.32)%	4.45%	6.80%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	(15.47)%	9.24%	11.70%
Bloomberg U.S. Aggregate Bond Index (f)	(14.60)%	(0.27)%	0.89%
MFS Total Return Blended Index (f)(w)	(14.85)%	5.70%	7.50%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(17.63)%	2.88%	5.83%
B With CDSC (Declining over six years from 4% to 0%) (v)	(16.48)%	3.01%	5.66%
C With CDSC (1% for 12 months) (v)	(14.07)%	3.34%	5.66%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	The MFS Total Return Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:

9/30/22
Standard & Poor's 500 Stock Index	60%
Bloomberg U.S. Aggregate Bond Index	40%
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Performance Summary  - continued
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2022 through September 30, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2022 through September 30, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/22	Ending Account Value 9/30/22	Expenses Paid During Period (p) 4/01/22-9/30/22
A	Actual	0.72%	$1,000.00	$874.59	$3.38
	Hypothetical (h)	0.72%	$1,000.00	$1,021.46	$3.65
B	Actual	1.47%	$1,000.00	$871.50	$6.90
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
C	Actual	1.47%	$1,000.00	$871.79	$6.90
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
I	Actual	0.47%	$1,000.00	$876.13	$2.21
	Hypothetical (h)	0.47%	$1,000.00	$1,022.71	$2.38
R1	Actual	1.47%	$1,000.00	$871.56	$6.90
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
R2	Actual	0.97%	$1,000.00	$873.95	$4.56
	Hypothetical (h)	0.97%	$1,000.00	$1,020.21	$4.91
R3	Actual	0.72%	$1,000.00	$874.70	$3.38
	Hypothetical (h)	0.72%	$1,000.00	$1,021.46	$3.65
R4	Actual	0.47%	$1,000.00	$876.31	$2.21
	Hypothetical (h)	0.47%	$1,000.00	$1,022.71	$2.38
R6	Actual	0.39%	$1,000.00	$876.48	$1.83
	Hypothetical (h)	0.39%	$1,000.00	$1,023.11	$1.98
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
9/30/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 56.2%
Aerospace & Defense – 2.3%
Honeywell International, Inc.	354,594	$59,206,560
Howmet Aerospace, Inc.	907,179	28,059,047
L3Harris Technologies, Inc.	229,905	47,781,156
Northrop Grumman Corp.	53,825	25,314,974
		$160,361,737
Alcoholic Beverages – 0.4%
Constellation Brands, Inc., “A”	115,706	$26,575,354
Automotive – 1.5%
Aptiv PLC (a)	401,082	$31,368,623
Lear Corp.	288,365	34,514,407
LKQ Corp.	884,258	41,692,765
		$107,575,795
Broadcasting – 0.5%
Omnicom Group, Inc.	446,942	$28,197,571
Warner Bros. Discovery, Inc. (a)	644,697	7,414,015
		$35,611,586
Brokerage & Asset Managers – 3.1%
Cboe Global Markets, Inc.	233,781	$27,438,876
Charles Schwab Corp.	1,888,672	135,738,857
Invesco Ltd.	1,365,802	18,711,487
NASDAQ, Inc.	722,076	40,927,268
		$222,816,488
Business Services – 2.6%
Accenture PLC, “A”	138,179	$35,553,457
Amdocs Ltd.	527,950	41,945,628
Cognizant Technology Solutions Corp., “A”	414,762	23,823,929
Equifax, Inc.	76,666	13,142,852
Fidelity National Information Services, Inc.	453,677	34,284,371
Fiserv, Inc. (a)	352,177	32,953,202
		$181,703,439
Cable TV – 1.2%
Comcast Corp., “A”	3,002,602	$88,066,317
Chemicals – 0.5%
PPG Industries, Inc.	341,233	$37,771,081

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – 2.2%
Microsoft Corp.	612,752	$142,709,941
Oracle Corp.	270,747	16,534,519
		$159,244,460
Construction – 1.6%
Masco Corp.	1,303,345	$60,853,178
Stanley Black & Decker, Inc.	430,786	32,399,415
Vulcan Materials Co.	148,090	23,355,274
		$116,607,867
Consumer Products – 0.2%
Kimberly-Clark Corp.	111,848	$12,587,374
Consumer Services – 0.2%
Booking Holdings, Inc. (a)	6,400	$10,516,544
Electrical Equipment – 1.0%
Johnson Controls International PLC	1,398,218	$68,820,290
Electronics – 2.3%
Applied Materials, Inc.	352,440	$28,875,409
Intel Corp.	1,317,038	33,940,069
NXP Semiconductors N.V.	281,670	41,549,142
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	313,148	21,469,427
Texas Instruments, Inc.	230,226	35,634,380
		$161,468,427
Energy - Independent – 2.6%
ConocoPhillips	776,499	$79,466,908
Hess Corp.	534,498	58,254,937
Pioneer Natural Resources Co.	227,399	49,238,705
		$186,960,550
Food & Beverages – 1.8%
Archer Daniels Midland Co.	338,770	$27,254,047
Danone S.A.	354,695	16,712,121
General Mills, Inc.	385,352	29,521,817
J.M. Smucker Co.	109,842	15,093,389
Mondelez International, Inc.	317,858	17,428,154
PepsiCo, Inc.	124,073	20,256,158
		$126,265,686
General Merchandise – 0.1%
Dollar Tree, Inc. (a)	72,308	$9,841,119

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Health Maintenance Organizations – 1.8%
Cigna Corp.	473,384	$131,349,858
Insurance – 3.2%
Aon PLC	274,078	$73,417,274
Chubb Ltd.	371,551	67,577,696
Travelers Cos., Inc.	208,769	31,983,410
Willis Towers Watson PLC	268,619	53,976,302
		$226,954,682
Internet – 0.5%
Alphabet, Inc., “A” (a)	383,977	$36,727,400
Leisure & Toys – 0.3%
Electronic Arts, Inc.	182,536	$21,121,240
Machinery & Tools – 2.6%
Eaton Corp. PLC	724,199	$96,579,178
Ingersoll Rand, Inc.	794,988	34,391,181
PACCAR, Inc.	26,687	2,233,435
Regal Rexnord Corp.	364,841	51,209,083
		$184,412,877
Major Banks – 6.2%
Bank of America Corp.	2,831,520	$85,511,904
Goldman Sachs Group, Inc.	511,254	149,822,985
JPMorgan Chase & Co.	1,082,078	113,077,151
Morgan Stanley	698,943	55,223,486
PNC Financial Services Group, Inc.	244,871	36,588,625
		$440,224,151
Medical & Health Technology & Services – 1.4%
ICON PLC (a)	111,778	$20,542,561
McKesson Corp.	164,692	55,973,870
Quest Diagnostics, Inc.	202,125	24,798,716
		$101,315,147
Medical Equipment – 2.5%
Becton, Dickinson and Co.	95,698	$21,324,385
Danaher Corp.	259,707	67,079,721
Medtronic PLC	667,146	53,872,040
Thermo Fisher Scientific, Inc.	69,283	35,139,645
		$177,415,791
Metals & Mining – 0.2%
Rio Tinto PLC	204,178	$11,059,000

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 1.7%
Northern Trust Corp.	392,027	$33,541,830
Truist Financial Corp.	2,074,718	90,333,222
		$123,875,052
Pharmaceuticals – 4.6%
Bayer AG	605,552	$27,944,967
Johnson & Johnson	712,367	116,372,273
Merck & Co., Inc.	1,291,345	111,210,632
Organon & Co.	566,866	13,264,664
Roche Holding AG	102,403	33,389,424
Vertex Pharmaceuticals, Inc. (a)	93,831	27,167,828
		$329,349,788
Railroad & Shipping – 1.0%
Union Pacific Corp.	354,502	$69,064,080
Real Estate – 0.3%
STORE Capital Corp., REIT	774,817	$24,275,017
Restaurants – 0.2%
Wendy's Co.	843,253	$15,760,398
Specialty Chemicals – 0.8%
Axalta Coating Systems Ltd. (a)	1,555,464	$32,758,072
DuPont de Nemours, Inc.	548,961	27,667,634
		$60,425,706
Specialty Stores – 0.9%
Home Depot, Inc.	32,436	$8,950,390
Ross Stores, Inc.	105,413	8,883,154
Wal-Mart Stores, Inc.	358,335	46,476,049
		$64,309,593
Telecommunications - Wireless – 0.8%
T-Mobile US, Inc. (a)	428,969	$57,554,771
Tobacco – 0.9%
Philip Morris International, Inc.	769,056	$63,839,338
Utilities - Electric Power – 2.2%
Duke Energy Corp.	423,500	$39,393,970
Exelon Corp.	824,234	30,875,806
PG&E Corp. (a)	3,032,913	37,911,412
Southern Co.	744,313	50,613,284
		$158,794,472
Total Common Stocks (Identified Cost, $2,718,481,204)		$4,010,622,475

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – 41.5%
Aerospace & Defense – 0.1%
BAE Systems PLC, 3.4%, 4/15/2030 (n)	$3,048,000	$2,639,693
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	1,566,000	1,500,699
Raytheon Technologies Corp., 4.125%, 11/16/2028	4,900,000	4,578,113
		$8,718,505
Asset-Backed & Securitized – 5.8%
ACRES 2021-FL2 Issuer Ltd., “AS”, FLR, 4.689% (LIBOR - 1mo. + 1.75%), 1/15/2037 (n)	$6,082,500	$5,850,673
Allegro CLO Ltd., 2016-1A, “BR2”, FLR, 4.062% (LIBOR - 3mo. + 1.55%), 1/15/2030 (n)	7,806,564	7,471,202
Arbor Realty Trust, Inc., CLO, 2020-FL1, “AS”, FLR, 4.359% (LIBOR - 1mo. + 1.4%), 2/15/2035 (n)	3,610,000	3,503,458
Arbor Realty Trust, Inc., CLO, 2021-FL1, “AS”, FLR, 4.017% (LIBOR - 1mo. + 1.2%), 12/15/2035 (n)	6,771,500	6,533,624
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 4.418% (LIBOR - 1mo. + 1.6%), 5/15/2036 (n)	1,950,000	1,847,093
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 4.417% (LIBOR - 1mo. + 1.6%), 8/15/2034 (n)	5,818,000	5,410,740
Arbor Realty Trust, Inc., CLO, 2022-FL1, “B”, FLR, 4.385% (SOFR - 30 day + 2.1%), 1/15/2037 (n)	16,706,500	16,163,006
AREIT 2019-CRE3 Trust, “AS”, FLR, 4.336% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	10,151,500	10,129,624
AREIT 2022-CRE6 Trust, “B”, FLR, 4.134% (SOFR - 30 day + 1.85%), 1/16/2037 (n)	10,151,500	9,619,825
Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.713% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	1,225,420	1,455,622
BDS 2019-FL4 Ltd., “A”, FLR, 4.039% (LIBOR - 1mo. + 1.10%), 8/15/2036 (n)	531,483	531,483
BSPRT 2021-FL6 Issuer Ltd., “AS”, FLR, 4.118% (LIBOR - 1mo. + 1.3%), 3/15/2036 (n)	17,122,500	16,432,018
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 4.867% (LIBOR - 1mo. + 2.05%), 12/15/2038 (n)	2,794,000	2,695,746
BSPRT 2022-FL8 Issuer Ltd., “B”, FLR, 4.335% (SOFR - 30 day + 2.05%), 2/15/2037 (n)	5,979,000	5,826,127
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	3,701,374	3,249,632
BXMT 2021-FL4 Ltd., “AS”, FLR, 4.117% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	16,816,500	16,459,477
CHCP 2021-FL1 Ltd., “AS”, FLR, 4.336% (LIBOR - 1mo. + 1.3%) 2/15/2038 (n)	7,049,000	6,873,452
Columbia Cent CLO 28 Ltd., “A-2-R”, 4.563%, 11/07/2030 (n)	11,264,069	10,657,195
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	7,000,000	6,682,999

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	$9,641,397	$9,241,750
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	11,000,000	10,586,601
Credit Acceptance Auto Loan Trust, 2021-3A, “B”, 1.38%, 7/15/2030 (n)	3,623,000	3,286,520
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	5,534,308	5,272,277
Cutwater 2015-1A Ltd., “AR”, FLR, 3.732% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	5,440,801	5,389,125
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.412% (LIBOR - 3mo. + 0.9%), 4/15/2029 (n)	7,766,312	7,601,892
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.532% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	11,647,598	11,418,280
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/2036	229,541	230,730
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	10,734,280	10,212,634
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	13,361,337	12,684,420
LCCM 2021-FL2 Trust, “B”, FLR, 4.718% (LIBOR - 1mo. + 1.9%), 12/13/2038 (n)	8,231,500	7,975,690
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 4.567% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	16,915,500	16,281,730
Magnetite XVI Ltd., 2015-16A, “AR”, FLR, 3.54% (LIBOR - 3mo. + 0.8%), 1/18/2028 (n)	3,856,810	3,801,140
MF1 2020-FL4 Ltd., “A”, FLR, 4.66% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)	3,873,348	3,854,755
MF1 2021-FL5 Ltd., “AS”, FLR, 4.159% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)	17,497,000	17,012,263
MF1 2022-FL8 Ltd., “B”, FLR, 4.234% (SOFR - 30 day + 1.95%), 2/19/2037 (n)	7,392,231	7,065,873
MidOcean Credit CLO, 2013-2A, “BR”, FLR, 4.456% (LIBOR - 3mo. + 1.65%), 1/29/2030 (n)	12,682,806	12,083,962
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	4,195,516	3,862,322
Neuberger Berman CLO Ltd., 2013-15A, “BR2”, FLR, 3.862% (LIBOR - 3mo. + 1.35%), 10/15/2029 (n)	5,618,950	5,310,953
Neuberger Berman CLO Ltd., 2015-20A, “ARR”, FLR, 3.672% (LIBOR - 3mo. + 1.16%), 7/15/2034 (n)	5,725,000	5,470,117
Oaktree CLO 2019-1A Ltd., “BR”, FLR, 4.509% (LIBOR - 3mo. + 1.75%), 4/22/2030 (n)	16,678,518	15,634,409
PFP III 2021-7 Ltd., “AS”, FLR, 3.967% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)	12,525,375	11,990,253

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 4.084% (LIBOR - 1mo. + 1%), 4/25/2038 (z)	$8,211,002	$7,934,628
ReadyCap Commercial Mortgage Trust, 2021-FL7, “B”, FLR, 4.884% (LIBOR - 1mo. + 1.8%), 11/25/2036 (z)	3,695,000	3,506,132
Residential Funding Mortgage Securities, Inc., 4.352%, 12/25/2035	140,906	140,292
Santander Drive Auto Receivables Trust, 2022-6, “A2”, 4.37%, 5/15/2025	3,880,000	3,866,155
Santander Retail Auto Lease Trust, 2020-A, “B”, 1.88%, 3/20/2024 (n)	4,984,000	4,958,645
Starwood Commercial Mortgage, 2022-FL3, “AS”, FLR, 4.085% (SOFR - 30 day + 1.8%), 11/15/2038 (n)	17,154,000	16,416,920
TPG Real Estate Finance, 2021-FL4, “A”, FLR, 4.139% (LIBOR - 1mo. + 1.2%), 3/15/2038 (n)	16,676,500	16,311,968
UBS Commercial Mortgage Trust, 2019-C16, “A4”, 3.605%, 4/15/2052	10,000,000	8,966,323
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 9/15/2052	7,465,644	6,318,922
Verizon Owner Trust, 2020-A, “B”, 1.98%, 7/22/2024	7,967,000	7,846,153
Voya CLO 2012-4A Ltd., “A2R3”, FLR, 3.962% (LIBOR - 3mo. + 1.45%), 10/15/2030 (n)	6,439,259	6,031,416
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	6,507,931	6,175,574
		$412,133,820
Automotive – 0.5%
General Motors Co., 6.75%, 4/01/2046	$2,545,000	$2,317,246
Hyundai Capital America, 2.65%, 2/10/2025 (n)	2,611,000	2,433,019
Hyundai Capital America, 3%, 2/10/2027 (n)	4,584,000	4,070,738
Lear Corp., 4.25%, 5/15/2029	2,163,000	1,906,650
Magna International, Inc., 2.45%, 6/15/2030	6,114,000	4,950,963
Stellantis N.V., 2.691%, 9/15/2031 (n)	10,166,000	7,253,011
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	12,232,000	11,602,324
		$34,533,951
Broadcasting – 0.3%
Magallanes, Inc., 5.05%, 3/15/2042 (n)	$6,397,000	$4,786,516
Magallanes, Inc., 5.141%, 3/15/2052 (n)	5,588,000	4,061,462
Walt Disney Co., 3.5%, 5/13/2040	11,311,000	8,734,846
		$17,582,824

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – 0.2%
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	$6,958,000	$5,535,068
Morgan Stanley Domestic Holdings, Inc., 4.5%, 6/20/2028	3,038,000	2,888,289
Raymond James Financial, Inc., 4.95%, 7/15/2046	5,992,000	5,280,013
		$13,703,370
Building – 0.2%
Martin Marietta Materials, Inc., 2.5%, 3/15/2030	$622,000	$499,597
Masco Corp., 2%, 2/15/2031	12,460,000	9,332,188
Vulcan Materials Co., 3.5%, 6/01/2030	1,246,000	1,065,779
		$10,897,564
Business Services – 0.5%
Equinix, Inc., 2.625%, 11/18/2024	$9,037,000	$8,552,354
Equinix, Inc., 1.8%, 7/15/2027	5,883,000	4,916,221
Experian Finance PLC, 4.25%, 2/01/2029 (n)	4,011,000	3,637,007
Fiserv, Inc., 2.65%, 6/01/2030	2,445,000	1,982,289
Global Payments, Inc., 1.2%, 3/01/2026	6,442,000	5,544,275
Global Payments, Inc., 2.9%, 11/15/2031	8,226,000	6,289,353
RELX Capital, Inc., 3%, 5/22/2030	2,015,000	1,699,993
Verisk Analytics, Inc., 4.125%, 3/15/2029	5,997,000	5,470,524
		$38,092,016
Cable TV – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	$4,865,000	$4,744,149
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	3,413,000	3,129,936
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.5%, 6/01/2041	6,803,000	4,347,377
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	1,390,000	1,075,209
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.25%, 4/01/2053	5,724,000	4,383,184
Cox Communications, Inc., 1.8%, 10/01/2030 (n)	4,310,000	3,180,050
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	6,553,000	6,990,464
		$27,850,369
Chemicals – 0.1%
RPM International, Inc., 2.95%, 1/15/2032	$4,666,000	$3,591,066
Sherwin-Williams Co., 2.3%, 5/15/2030	4,950,000	3,953,709
		$7,544,775
Computer Software – 0.1%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026	$4,603,000	$4,434,209

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Conglomerates – 0.3%
Carrier Global Corp., 3.377%, 4/05/2040	$10,528,000	$7,611,294
Roper Technologies, Inc., 4.2%, 9/15/2028	2,076,000	1,939,061
Roper Technologies, Inc., 2.95%, 9/15/2029	1,310,000	1,102,825
Roper Technologies, Inc., 2%, 6/30/2030	4,196,000	3,212,718
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	966,000	947,809
Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	2,623,000	2,445,029
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	6,723,000	6,214,615
		$23,473,351
Consumer Products – 0.1%
GSK Consumer Healthcare Capital US LLC, 3.375%, 3/24/2029 (n)	$6,157,000	$5,366,116
Consumer Services – 0.1%
Booking Holdings, Inc., 4.625%, 4/13/2030	$4,593,000	$4,316,661
Electrical Equipment – 0.1%
Arrow Electronics, Inc., 2.95%, 2/15/2032	$9,575,000	$7,282,673
Electronics – 0.3%
Broadcom, Inc., 4.15%, 11/15/2030	$1,641,000	$1,420,359
Broadcom, Inc., 4.3%, 11/15/2032	4,290,000	3,602,033
Broadcom, Inc., 3.469%, 4/15/2034 (n)	3,891,000	2,919,238
Broadcom, Inc., 3.187%, 11/15/2036 (n)	7,412,000	5,069,409
Broadcom, Inc., 4.926%, 5/15/2037 (n)	2,223,000	1,833,022
NXP B.V./NXP Funding LLC/NXP USA, Inc., 2.5%, 5/11/2031	7,167,000	5,386,049
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.25%, 5/11/2041	6,143,000	4,028,953
		$24,259,063
Energy - Independent – 0.0%
Diamondback Energy, Inc., 4.4%, 3/24/2051	$1,158,000	$872,307
Energy - Integrated – 0.3%
BP Capital Markets America, Inc., 2.721%, 1/12/2032	$13,688,000	$11,120,100
Eni S.p.A., 4.75%, 9/12/2028 (n)	11,589,000	10,914,659
		$22,034,759
Financial Institutions – 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.875%, 1/16/2024	$1,093,000	$1,075,263
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/2026	13,587,000	11,462,085
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	7,729,000	6,749,547
Air Lease Corp., 2.2%, 1/15/2027	4,561,000	3,861,707
Air Lease Corp., 2.875%, 1/15/2032	5,987,000	4,512,438

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	$2,248,000	$2,010,937
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	7,097,000	5,943,342
Avolon Holdings Funding Ltd., 2.528%, 11/18/2027 (n)	5,867,000	4,589,580
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	2,057,000	2,013,597
		$42,218,496
Food & Beverages – 0.4%
Anheuser-Busch InBev S.A., 8%, 11/15/2039	$9,558,000	$11,369,787
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	2,398,000	2,047,534
Constellation Brands, Inc., 3.5%, 5/09/2027	5,197,000	4,802,585
Diageo Capital PLC, 2.375%, 10/24/2029	8,369,000	6,999,035
Keurig Dr Pepper, Inc., 3.2%, 5/01/2030	986,000	838,895
		$26,057,836
Gaming & Lodging – 0.3%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$5,014,000	$4,570,044
Las Vegas Sands Corp., 3.9%, 8/08/2029	2,476,000	2,047,102
Marriott International, Inc., 4%, 4/15/2028	5,286,000	4,786,452
Marriott International, Inc., 4.625%, 6/15/2030	6,716,000	6,069,117
Marriott International, Inc., 2.85%, 4/15/2031	23,000	18,059
Marriott International, Inc., 2.75%, 10/15/2033	5,250,000	3,810,951
		$21,301,725
Insurance – 0.4%
AIA Group Ltd., 3.375%, 4/07/2030 (n)	$7,948,000	$7,058,458
Corebridge Financial, Inc., 3.9%, 4/05/2032 (n)	11,118,000	9,384,360
Metropolitan Life Global Funding I, 3.3%, 3/21/2029 (n)	15,225,000	13,440,102
		$29,882,920
Insurance - Health – 0.1%
Humana, Inc., 3.7%, 3/23/2029	$6,169,000	$5,532,059
Insurance - Property & Casualty – 0.4%
Aon Corp., 3.75%, 5/02/2029	$13,224,000	$11,894,506
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031	1,057,000	826,441
Brown & Brown, Inc., 4.2%, 3/17/2032	7,012,000	5,994,717
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032 (n)	10,369,000	9,560,524
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	3,061,000	2,059,502
		$30,335,690
International Market Quasi-Sovereign – 0.1%
Temasek Financial I Ltd. (Republic of Singapore), 2.375%, 1/23/2023 (n)	$10,140,000	$10,079,363

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Machinery & Tools – 0.2%
Ashtead Capital, Inc., 5.5%, 8/11/2032 (n)	$10,029,000	$9,308,064
CNH Industrial Capital LLC, 4.2%, 1/15/2024	5,288,000	5,208,570
CNH Industrial Capital LLC, 1.875%, 1/15/2026	1,459,000	1,299,121
		$15,815,755
Major Banks – 2.7%
Bank of America Corp., 3.004%, 12/20/2023	$1,671,000	$1,662,128
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	4,937,000	4,677,759
Bank of America Corp., 3.5%, 4/19/2026	8,221,000	7,722,860
Bank of America Corp., 2.572% to 10/20/2031, FLR (SOFR + 1.21%) to 10/20/2032	11,722,000	8,965,317
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	3,616,000	2,614,226
Capital One Financial Corp., 3.75%, 3/09/2027	5,440,000	5,008,064
Capital One Financial Corp., 3.273% to 3/01/2029, FLR (SOFR - 1 day + 1.79%) to 3/01/2030	12,356,000	10,331,250
Credit Suisse Group AG, 3.091% to 5/14/2031, FLR (SOFR - 1 day + 1.73%) to 5/14/2032 (n)	3,997,000	2,806,045
Deutsche Bank AG, 2.311% to 11/16/2026, FLR (SOFR - 1 day + 1.219%) to 11/16/2027	2,877,000	2,333,717
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	10,872,000	8,766,921
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR - 1 day + 1.248%) to 7/21/2032	9,008,000	6,791,904
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	3,072,000	2,181,632
HSBC Holdings PLC, 4% to 9/09/2026, FLR (CMT - 1yr. + 3.222%) to 9/09/2170	1,215,000	972,000
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	12,711,000	11,653,875
JPMorgan Chase & Co., 2.739% to 10/15/2029, FLR (SOFR - 1 day + 1.51%) to 10/15/2030	2,910,000	2,366,092
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR - 1 day + 2.515%) to 5/13/2031	1,546,000	1,224,581
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	15,046,000	11,417,133
JPMorgan Chase & Co., 2.963% to 1/25/2032, FLR (SOFR - 1 day + 1.26%) to 1/25/2033	5,837,000	4,588,376
JPMorgan Chase & Co., 3.109% to 4/22/2040, FLR (SOFR - 1 day + 2.46%) to 4/22/2041	7,872,000	5,453,631
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	2,847,000	2,108,156

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Mitsubishi UFJ Financial Group, Inc., 2.852% to 1/19/2032, FLR (CMT - 1yr. + 1.1%) to 1/19/2033	$9,207,000	$7,134,527
Morgan Stanley, 3.875%, 4/29/2024	2,290,000	2,248,120
Morgan Stanley, 4%, 7/23/2025	2,685,000	2,598,799
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR - 1 day + 1.143%) to 1/22/2031	19,340,000	15,680,301
Morgan Stanley, 2.943% to 1/21/2032, FLR (SOFR - 1 day + 1.29%) to 1/21/2033	10,273,000	8,121,456
Royal Bank of Canada, 1.15%, 6/10/2025	8,937,000	8,064,574
State Street Corp., 2.901% to 3/30/2025, FLR (SOFR + 2.6%) to 3/30/2026	1,121,000	1,058,120
Sumitomo Mitsui Financial Group, Inc., 2.472%, 1/14/2029	17,106,000	14,033,430
UBS Group AG, 2.095% to 2/11/2031, FLR (CMT - 1yr. + 1.0%) to 2/11/2032 (n)	20,862,000	15,161,822
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	17,236,000	13,977,846
		$191,724,662
Medical & Health Technology & Services – 0.4%
Alcon, Inc., 2.6%, 5/27/2030 (n)	$944,000	$761,584
Becton, Dickinson and Co., 4.669%, 6/06/2047	5,389,000	4,626,679
Cigna Corp., 3.2%, 3/15/2040	1,517,000	1,090,553
HCA Healthcare, Inc., 4.375%, 3/15/2042 (n)	4,148,000	3,100,028
HCA, Inc., 4.125%, 6/15/2029	5,801,000	5,087,418
HCA, Inc., 5.125%, 6/15/2039	5,707,000	4,789,159
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	3,373,000	2,788,050
Northwell Healthcare, Inc., 3.979%, 11/01/2046	490,000	381,876
Northwell Healthcare, Inc., 4.26%, 11/01/2047	3,797,000	3,039,088
		$25,664,435
Medical Equipment – 0.1%
Boston Scientific Corp., 2.65%, 6/01/2030	$5,104,000	$4,234,980
Metals & Mining – 0.4%
Anglo American Capital PLC, 3.875%, 3/16/2029 (n)	$1,639,000	$1,408,417
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)	4,259,000	4,029,422
Anglo American Capital PLC, 2.625%, 9/10/2030 (n)	14,840,000	11,422,890
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	3,717,000	3,693,434
Glencore Funding LLC, 2.5%, 9/01/2030 (n)	5,444,000	4,163,176
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	2,292,000	1,773,311
		$26,490,650

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – 0.4%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$5,846,000	$5,069,741
Enbridge, Inc., 2.5%, 1/15/2025	3,055,000	2,868,285
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	4,439,000	4,378,520
ONEOK, Inc., 4.95%, 7/13/2047	7,267,000	5,592,264
Plains All American Pipeline LP, 3.8%, 9/15/2030	6,093,000	5,109,054
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	1,665,000	1,516,764
Spectra Energy Partners LP, 3.375%, 10/15/2026	2,677,000	2,469,567
Targa Resources Corp., 4.2%, 2/01/2033	2,470,000	2,057,012
		$29,061,207
Mortgage-Backed – 11.7%
Fannie Mae, 2.73%, 4/01/2023	$568,484	$567,023
Fannie Mae, 2.41%, 5/01/2023	862,482	858,937
Fannie Mae, 2.62%, 5/01/2023	565,566	563,444
Fannie Mae, 5.25%, 8/01/2024	872,692	876,637
Fannie Mae, 5%, 3/25/2025 - 3/01/2042	4,608,793	4,636,972
Fannie Mae, 4.54%, 7/01/2026	888,903	887,962
Fannie Mae, 3.95%, 1/01/2027	857,419	839,657
Fannie Mae, 3%, 11/01/2028 - 9/01/2046	8,064,710	7,518,511
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	1,470,573	1,521,241
Fannie Mae, 2.5%, 11/01/2031	177,449	164,261
Fannie Mae, 5.5%, 2/01/2033 - 4/01/2040	6,830,713	6,938,626
Fannie Mae, 3%, 2/25/2033 (i)	863,764	80,737
Fannie Mae, 4.5%, 8/01/2033 - 6/01/2044	11,831,382	11,570,438
Fannie Mae, 6%, 1/01/2034 - 7/01/2037	3,938,017	4,052,232
Fannie Mae, 3.5%, 4/01/2038 - 7/01/2046	31,781,703	29,214,228
Fannie Mae, 3.25%, 5/25/2040	268,930	250,978
Fannie Mae, 4%, 9/01/2040 - 6/01/2047	26,189,823	24,952,163
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	773,117	717,479
Fannie Mae, 4%, 7/25/2046 (i)	856,346	163,772
Fannie Mae, UMBS, 2%, 4/01/2037 - 9/01/2052	95,877,070	80,155,242
Fannie Mae, UMBS, 2.5%, 8/01/2037 - 7/01/2052	131,913,259	111,503,411
Fannie Mae, UMBS, 1.5%, 2/01/2042	482,730	384,466
Fannie Mae, UMBS, 3%, 6/01/2051 - 6/01/2052	17,385,199	15,245,068
Fannie Mae, UMBS, 3.5%, 5/01/2052	2,168,040	1,953,667
Fannie Mae, UMBS, 4.5%, 9/01/2052	3,175,004	3,033,212
Fannie Mae, UMBS, 5%, 9/01/2052	6,999,307	6,825,656
Freddie Mac, 2.51%, 11/25/2022	2,926,886	2,920,397
Freddie Mac, 3.111%, 2/25/2023	4,512,634	4,497,571
Freddie Mac, 3.32%, 2/25/2023	1,883,552	1,876,688
Freddie Mac, 3.25%, 4/25/2023 - 11/25/2061	7,728,445	7,502,090
Freddie Mac, 3.06%, 7/25/2023	1,116,000	1,104,346
Freddie Mac, 3.458%, 8/25/2023	2,556,682	2,534,617

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 1.043%, 4/25/2024 (i)	$7,498,244	$85,371
Freddie Mac, 0.623%, 7/25/2024 (i)	40,823,000	367,881
Freddie Mac, 0.714%, 7/25/2024 (i)	12,365,593	92,804
Freddie Mac, 4.5%, 8/01/2024 - 5/01/2042	1,883,683	1,847,550
Freddie Mac, 0.433%, 8/25/2024 (i)	44,106,000	358,361
Freddie Mac, 0.503%, 8/25/2024 (i)	72,499,526	512,854
Freddie Mac, 3.064%, 8/25/2024	2,246,364	2,189,012
Freddie Mac, 0.469%, 10/25/2024 (i)	53,299,381	282,940
Freddie Mac, 3.171%, 10/25/2024	3,005,000	2,920,810
Freddie Mac, 0.399%, 11/25/2024 (i)	44,690,000	244,159
Freddie Mac, 2.67%, 12/25/2024	3,687,000	3,540,901
Freddie Mac, 3.329%, 5/25/2025	4,623,000	4,474,309
Freddie Mac, 3.01%, 7/25/2025	1,275,000	1,221,833
Freddie Mac, 3.5%, 12/01/2025 - 10/25/2058	15,140,086	13,988,167
Freddie Mac, 0.775%, 6/25/2027 (i)	39,273,000	1,083,248
Freddie Mac, 0.887%, 6/25/2027 (i)	12,560,773	356,247
Freddie Mac, 0.709%, 7/25/2027 (i)	33,594,234	766,046
Freddie Mac, 0.459%, 8/25/2027 (i)	27,934,000	432,424
Freddie Mac, 0.557%, 8/25/2027 (i)	17,669,713	310,667
Freddie Mac, 0.406%, 9/25/2027 (i)	30,183,000	410,887
Freddie Mac, 0.324%, 11/25/2027 (i)	47,333,000	479,114
Freddie Mac, 0.416%, 11/25/2027 (i)	33,613,029	413,750
Freddie Mac, 0.458%, 11/25/2027 (i)	29,876,106	429,598
Freddie Mac, 0.375%, 12/25/2027 (i)	29,308,000	364,785
Freddie Mac, 0.415%, 12/25/2027 (i)	32,765,000	478,926
Freddie Mac, 0.493%, 12/25/2027 (i)	51,385,874	828,757
Freddie Mac, 1.218%, 7/25/2029 (i)	855,592	50,509
Freddie Mac, 1.268%, 8/25/2029 (i)	13,362,762	824,656
Freddie Mac, 1.916%, 4/25/2030 (i)	2,500,000	270,349
Freddie Mac, 1.985%, 4/25/2030 (i)	7,819,828	878,138
Freddie Mac, 1.766%, 5/25/2030 (i)	4,048,749	411,702
Freddie Mac, 1.905%, 5/25/2030 (i)	8,995,049	984,039
Freddie Mac, 1.436%, 6/25/2030 (i)	3,687,431	308,900
Freddie Mac, 1.703%, 8/25/2030 (i)	3,331,192	332,879
Freddie Mac, 1.262%, 9/25/2030 (i)	2,196,896	164,290
Freddie Mac, 1.172%, 11/25/2030 (i)	4,320,889	303,666
Freddie Mac, 0.421%, 1/25/2031 (i)	17,107,966	354,848
Freddie Mac, 0.873%, 1/25/2031 (i)	6,541,106	340,973
Freddie Mac, 1.026%, 1/25/2031 (i)	4,767,487	294,896
Freddie Mac, 0.612%, 3/25/2031 (i)	13,860,277	462,756
Freddie Mac, 0.828%, 3/25/2031 (i)	5,934,811	297,037
Freddie Mac, 1.333%, 5/25/2031 (i)	2,518,959	207,890
Freddie Mac, 1.039%, 7/25/2031 (i)	4,010,843	263,894

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.607%, 8/25/2031 (i)	$5,126,459	$180,739
Freddie Mac, 0.632%, 9/25/2031 (i)	16,898,337	613,038
Freddie Mac, 0.955%, 9/25/2031 (i)	5,075,984	306,034
Freddie Mac, 0.441%, 11/25/2031 (i)	25,136,487	661,761
Freddie Mac, 0.597%, 12/25/2031 (i)	23,600,379	857,928
Freddie Mac, 0.664%, 12/25/2031 (i)	40,016,231	1,632,006
Freddie Mac, 0.436%, 11/25/2032 (i)	24,735,523	532,375
Freddie Mac, 3%, 2/15/2033 (i)	1,076,779	71,145
Freddie Mac, 6%, 3/01/2033 - 6/01/2037	1,572,104	1,637,398
Freddie Mac, 5%, 9/01/2033 - 7/01/2041	2,417,673	2,433,431
Freddie Mac, 5.5%, 12/01/2033 - 10/01/2035	1,464,367	1,494,263
Freddie Mac, 6.5%, 5/01/2034 - 7/01/2037	592,446	612,918
Freddie Mac, 5.5%, 2/15/2036 (i)	162,035	27,226
Freddie Mac, 4%, 8/01/2037 - 4/01/2044	5,563,504	5,301,140
Freddie Mac, 3%, 1/01/2038 - 2/25/2059	24,520,086	21,985,224
Freddie Mac, 4.5%, 12/15/2040 (i)	128,299	11,724
Freddie Mac, 4%, 8/15/2044 (i)	177,397	22,284
Freddie Mac, UMBS, 5%, 7/01/2035 - 8/01/2052	794,996	784,688
Freddie Mac, UMBS, 6%, 1/01/2036 - 3/01/2036	113,274	115,363
Freddie Mac, UMBS, 2%, 7/01/2037 - 8/01/2052	110,520,561	90,965,236
Freddie Mac, UMBS, 3.5%, 12/01/2046 - 9/01/2052	13,202,547	11,945,990
Freddie Mac, UMBS, 4%, 8/01/2047 - 5/01/2052	11,200,976	10,508,036
Freddie Mac, UMBS, 3%, 10/01/2047 - 4/01/2052	9,646,759	8,438,456
Freddie Mac, UMBS, 2.5%, 4/01/2048 - 6/01/2052	44,341,193	37,341,586
Freddie Mac, UMBS, 4.5%, 8/01/2052 - 10/01/2052	14,725,005	14,067,405
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	1,462,146	1,548,710
Ginnie Mae, 5.5%, 12/15/2032 - 4/20/2035	1,153,569	1,207,617
Ginnie Mae, 4.5%, 7/15/2033 - 9/20/2052	22,240,540	21,396,825
Ginnie Mae, 5%, 7/20/2033 - 8/20/2052	4,628,306	4,549,285
Ginnie Mae, 4%, 1/20/2041 - 9/20/2052	5,404,590	5,121,854
Ginnie Mae, 3.5%, 12/15/2041 - 3/20/2048	8,175,463	7,566,339
Ginnie Mae, 3%, 4/20/2045 - 6/20/2052	28,241,805	25,196,882
Ginnie Mae, 2.5%, 8/20/2051 - 6/20/2052	37,228,028	32,099,168
Ginnie Mae, 2%, 1/20/2052	10,405,664	8,699,268
Ginnie Mae, 0.585%, 2/16/2059 (i)	7,015,671	254,383
Ginnie Mae, TBA, 3%, 10/20/2052	8,625,000	7,621,333
Ginnie Mae, TBA, 3.5%, 10/20/2052 - 11/21/2052	20,219,718	18,382,560
Ginnie Mae, TBA, 4%, 10/20/2052	11,475,000	10,715,229
Ginnie Mae, TBA, 4.5%, 10/20/2052	12,000,000	11,485,781
Ginnie Mae, TBA, 5%, 10/20/2052	13,225,000	12,943,003
UMBS, TBA, 2.5%, 10/18/2037 - 10/13/2052	14,782,500	12,815,045
UMBS, TBA, 3%, 10/18/2037 - 10/13/2052	29,825,000	26,219,319
UMBS, TBA, 2%, 10/13/2052	14,550,000	11,777,543

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
UMBS, TBA, 5.5%, 10/13/2052 - 11/25/2052	$11,575,000	$11,487,402
UMBS, TBA, 6%, 10/13/2052	2,075,000	2,107,989
UMBS, TBA, 4%, 11/25/2052	6,075,000	5,631,240
		$832,518,721
Municipals – 0.3%
New Jersey Economic Development Authority State Pension Funding Rev., Taxable, “A”, NPFG, 7.425%, 2/15/2029	$8,500,000	$9,098,777
New Jersey Turnpike Authority Rev., Taxable (Build America Bonds), “F”, 7.414%, 1/01/2040	5,815,000	7,114,266
State of Florida, Taxable, “A”, 2.154%, 7/01/2030	4,514,000	3,624,064
		$19,837,107
Natural Gas - Distribution – 0.1%
NiSource, Inc., 2.95%, 9/01/2029	$3,979,000	$3,358,409
NiSource, Inc., 5.65%, 2/01/2045	1,946,000	1,801,316
		$5,159,725
Natural Gas - Pipeline – 0.1%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$8,334,000	$7,980,342
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	777,000	719,602
		$8,699,944
Network & Telecom – 0.3%
AT&T, Inc., 2.75%, 6/01/2031	$6,826,000	$5,464,006
AT&T, Inc., 3.65%, 9/15/2059	5,210,000	3,375,562
Verizon Communications, Inc., 3.15%, 3/22/2030	3,413,000	2,903,050
Verizon Communications, Inc., 2.55%, 3/21/2031	4,203,000	3,355,793
Verizon Communications, Inc., 4.272%, 1/15/2036	4,812,000	4,105,813
Verizon Communications, Inc., 4.812%, 3/15/2039	6,030,000	5,307,459
		$24,511,683
Oils – 0.2%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$2,845,000	$2,282,185
Phillips 66 Co., 2.15%, 12/15/2030	9,976,000	7,686,132
Valero Energy Corp., 6.625%, 6/15/2037	6,797,000	6,764,978
		$16,733,295
Other Banks & Diversified Financials – 0.2%
Macquarie Group Ltd., 4.442% to 6/21/2032, FLR (SOFR - 1 day + 2.405%) to 6/21/2033 (n)	$19,423,000	$16,552,417
Pollution Control – 0.0%
Republic Services, Inc., 1.45%, 2/15/2031	$2,765,000	$2,064,390

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Real Estate - Office – 0.0%
Boston Properties Ltd. LP, REIT, 2.55%, 4/01/2032	$4,222,000	$3,112,983
Real Estate - Retail – 0.1%
Brixmor Operating Partnership LP, REIT, 4.125%, 5/15/2029	$567,000	$492,823
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	5,371,000	4,524,765
Realty Income Corp., REIT, 3.25%, 1/15/2031	1,594,000	1,360,213
		$6,377,801
Retailers – 0.1%
Alimentation Couche-Tard, Inc., 3.439%, 5/13/2041 (n)	$6,827,000	$4,650,272
Best Buy Co., Inc., 4.45%, 10/01/2028	5,549,000	5,185,294
		$9,835,566
Specialty Stores – 0.1%
Genuine Parts Co., 2.75%, 2/01/2032	$9,067,000	$7,017,419
Telecommunications - Wireless – 0.6%
American Tower Corp., REIT, 3%, 6/15/2023	$2,324,000	$2,294,113
American Tower Corp., REIT, 3.6%, 1/15/2028	2,895,000	2,568,780
American Tower Trust I, REIT, 3.07%, 3/15/2048 (n)	5,228,000	5,191,718
Crown Castle, Inc., REIT, 1.35%, 7/15/2025	2,267,000	2,034,395
Crown Castle, Inc., REIT, 3.65%, 9/01/2027	7,941,000	7,188,632
Rogers Communications, Inc., 3.8%, 3/15/2032 (n)	17,162,000	14,842,579
T-Mobile USA, Inc., 2.05%, 2/15/2028	6,192,000	5,138,146
T-Mobile USA, Inc., 4.5%, 4/15/2050	7,223,000	5,782,402
		$45,040,765
Tobacco – 0.2%
B.A.T. International Finance PLC, 4.448%, 3/16/2028	$13,867,000	$12,359,069
Transportation - Services – 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$5,241,000	$5,471,285
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 4.35%, 7/01/2023	$14,474	$14,405
Small Business Administration, 4.77%, 4/01/2024	56,847	56,231
Small Business Administration, 5.18%, 5/01/2024	104,336	103,684
Small Business Administration, 5.52%, 6/01/2024	46,179	46,282
Small Business Administration, 4.99%, 9/01/2024	99,499	97,691
Small Business Administration, 4.95%, 3/01/2025	106,674	107,148
		$425,441
U.S. Treasury Obligations – 10.7%
U.S. Treasury Bonds, 3.5%, 2/15/2039	$5,140,000	$4,893,641
U.S. Treasury Bonds, 1.375%, 11/15/2040	15,000,000	9,696,680
U.S. Treasury Bonds, 1.75%, 8/15/2041	28,989,000	19,820,096

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 2.375%, 2/15/2042	$9,700,000	$7,432,625
U.S. Treasury Bonds, 2.875%, 5/15/2043	55,466,000	45,713,951
U.S. Treasury Bonds, 2.5%, 2/15/2045	5,313,000	4,050,540
U.S. Treasury Bonds, 3%, 11/15/2045	215,000	179,424
U.S. Treasury Bonds, 2.875%, 11/15/2046	14,148,000	11,553,832
U.S. Treasury Bonds, 3%, 2/15/2048	22,502,000	18,943,871
U.S. Treasury Bonds, 2.375%, 11/15/2049	151,800,000	114,312,516
U.S. Treasury Bonds, 1.875%, 11/15/2051	9,015,000	5,961,521
U.S. Treasury Bonds, 2.25%, 2/15/2052	25,958,400	18,860,400
U.S. Treasury Notes, 0.5%, 11/30/2023	36,000,000	34,454,531
U.S. Treasury Notes, 2.25%, 3/31/2024	18,511,700	17,956,349
U.S. Treasury Notes, 1.375%, 1/31/2025 (f)	231,500,000	216,832,304
U.S. Treasury Notes, 0.375%, 11/30/2025	193,700,000	171,734,722
U.S. Treasury Notes, 2.5%, 3/31/2027	50,000,000	46,707,031
U.S. Treasury Notes, 2.75%, 4/30/2027	15,067,600	14,219,459
		$763,323,493
Utilities - Electric Power – 0.8%
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)	$1,738,000	$1,364,380
Duke Energy Corp., 2.65%, 9/01/2026	1,236,000	1,121,330
Duke Energy Corp., 4.5%, 8/15/2032	10,428,000	9,430,262
Duke Energy Progress LLC, 3.45%, 3/15/2029	5,584,000	5,062,994
Enel Finance International N.V., 2.65%, 9/10/2024	2,783,000	2,633,981
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	2,194,000	1,606,049
Evergy, Inc., 2.9%, 9/15/2029	5,207,000	4,301,700
Exelon Corp., 4.05%, 4/15/2030	5,246,000	4,754,745
FirstEnergy Corp., 3.4%, 3/01/2050	3,479,000	2,278,745
Georgia Power Co., 3.7%, 1/30/2050	482,000	349,372
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (n)	4,141,000	3,975,081
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	2,958,000	2,346,932
Oncor Electric Delivery Co. LLC, 5.75%, 3/15/2029	3,548,000	3,647,798
Pacific Gas & Electric Co., 2.1%, 8/01/2027	1,561,000	1,261,863
Pacific Gas & Electric Co., 3%, 6/15/2028	4,502,000	3,709,405
Pacific Gas & Electric Co., 2.5%, 2/01/2031	6,796,000	4,945,122
Pacific Gas & Electric Co., 3.3%, 8/01/2040	3,004,000	1,923,033
Xcel Energy, Inc., 3.4%, 6/01/2030	3,122,000	2,709,150
		$57,421,942
Utilities - Gas – 0.0%
East Ohio Gas Co., 2%, 6/15/2030 (n)	$3,679,000	$2,860,888
Total Bonds (Identified Cost, $3,387,106,936)		$2,960,820,045

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Convertible Preferred Stocks – 0.7%
Automotive – 0.1%
Aptiv PLC, 5.5%	122,000	$11,614,400
Medical Equipment – 0.3%
Boston Scientific Corp., 5.5%	214,080	$21,669,178
Telecommunications - Wireless – 0.3%
T-Mobile USA, Inc., 5.25% (a)	16,855	$18,998,386
Total Convertible Preferred Stocks (Identified Cost, $50,225,524)		$52,281,964
Preferred Stocks – 0.6%
Computer Software - Systems – 0.2%
Samsung Electronics Co. Ltd.	327,955	$10,671,167
Consumer Products – 0.4%
Henkel AG & Co. KGaA	535,898	$32,048,121
Total Preferred Stocks (Identified Cost, $57,603,958)		$42,719,288
Investment Companies (h) – 2.5%
Money Market Funds – 2.5%
MFS Institutional Money Market Portfolio, 2.64% (v) (Identified Cost, $177,270,992)	177,278,346	$177,296,073

Other Assets, Less Liabilities – (1.5)%		(110,283,228)
Net Assets – 100.0%		$7,133,456,617

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $177,296,073 and $7,066,443,772, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $569,701,675, representing 8.0% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Portfolio of Investments – continued
Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 4.084% (LIBOR - 1mo. + 1%), 4/25/2038	3/19/21	$8,211,002	$7,934,628
ReadyCap Commercial Mortgage Trust, 2021-FL7, “B”, FLR, 4.884% (LIBOR - 1mo. + 1.8%), 11/25/2036	11/12/21	3,695,000	3,506,132
Total Restricted Securities			$11,440,760
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 9/30/22
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Short	USD	847	$100,356,266	December – 2022	$1,877,896
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	219	$44,980,547	December – 2022	$(710,036)
U.S. Treasury Note 5 yr	Long	USD	2,040	219,315,939	December – 2022	(7,625,618)
U.S. Treasury Ultra Bond	Long	USD	284	38,908,000	December – 2022	(3,065,011)
						$(11,400,665)
At September 30, 2022, the fund had liquid securities with an aggregate value of $3,577,965 to cover any collateral for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 9/30/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $6,213,417,622)	$7,066,443,772
Investments in affiliated issuers, at value (identified cost, $177,270,992)	177,296,073
Cash	7,228
Foreign currency, at value (identified cost, $500)	511
Restricted cash for MBS/TBA	1,295,327
Receivables for
Investments sold	14,308,282
TBA sale commitments	19,304,327
Fund shares sold	5,852,539
Interest and dividends	26,427,093
Other assets	2,430
Total assets	$7,310,937,582
Liabilities
Payables for
Distributions	$598,517
Net daily variation margin on open futures contracts	612,388
Investments purchased	8,418,524
TBA purchase commitments	155,928,827
Fund shares reacquired	9,443,437
Payable to affiliates
Investment adviser	138,265
Administrative services fee	3,502
Shareholder servicing costs	1,795,737
Distribution and service fees	84,296
Payable for independent Trustees' compensation	22,085
Accrued expenses and other liabilities	435,387
Total liabilities	$177,480,965
Net assets	$7,133,456,617
Net assets consist of
Paid-in capital	$6,074,545,453
Total distributable earnings (loss)	1,058,911,164
Net assets	$7,133,456,617
Shares of beneficial interest outstanding	401,168,580

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,462,807,291	251,104,204	$17.77
Class B	48,448,530	2,717,453	17.83
Class C	325,550,816	18,150,283	17.94
Class I	871,532,447	49,053,150	17.77
Class R1	8,391,234	472,723	17.75
Class R2	88,487,132	4,957,707	17.85
Class R3	222,264,852	12,493,456	17.79
Class R4	203,954,442	11,460,925	17.80
Class R6	902,019,873	50,758,679	17.77

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $18.85 [100 / 94.25 x $17.77]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 9/30/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$105,054,479
Interest	75,951,934
Dividends from affiliated issuers	2,079,160
Other	1,289,402
Income on securities loaned	5,113
Foreign taxes withheld	(859,667)
Total investment income	$183,520,421
Expenses
Management fee	$28,523,274
Distribution and service fees	18,798,406
Shareholder servicing costs	7,211,231
Program manager fees	12,975
Administrative services fee	649,368
Independent Trustees' compensation	110,391
Custodian fee	332,738
Shareholder communications	227,673
Audit and tax fees	78,965
Legal fees	35,535
Miscellaneous	370,284
Total expenses	$56,350,840
Fees paid indirectly	(7,100)
Reduction of expenses by distributor	(36,350)
Net expenses	$56,307,390
Net investment income (loss)	$127,213,031

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$295,445,081
Affiliated issuers	(25,995)
Futures contracts	(7,639,159)
Foreign currency	(165,314)
Net realized gain (loss)	$287,614,613
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(1,441,307,926)
Affiliated issuers	25,081
Futures contracts	(9,522,769)
Translation of assets and liabilities in foreign currencies	(256,205)
Net unrealized gain (loss)	$(1,451,061,819)
Net realized and unrealized gain (loss)	$(1,163,447,206)
Change in net assets from operations	$(1,036,234,175)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/22	9/30/21
Change in net assets
From operations
Net investment income (loss)	$127,213,031	$111,186,859
Net realized gain (loss)	287,614,613	634,668,501
Net unrealized gain (loss)	(1,451,061,819)	666,392,886
Change in net assets from operations	$(1,036,234,175)	$1,412,248,246
Total distributions to shareholders	$(682,742,351)	$(525,709,005)
Change in net assets from fund share transactions	$365,177,591	$97,080,425
Total change in net assets	$(1,353,798,935)	$983,619,666
Net assets
At beginning of period	8,487,255,552	7,503,635,886
At end of period	$7,133,456,617	$8,487,255,552
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$22.04	$19.78	$19.42	$19.09	$19.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.28	$0.36	$0.41	$0.37
Net realized and unrealized gain (loss)	(2.83)	3.36	0.63	0.78	0.53
Total from investment operations	$(2.52)	$3.64	$0.99	$1.19	$0.90
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.33)	$(0.37)	$(0.39)	$(0.38)
From net realized gain	(1.49)	(1.05)	(0.26)	(0.47)	(0.72)
Total distributions declared to shareholders	$(1.75)	$(1.38)	$(0.63)	$(0.86)	$(1.10)
Net asset value, end of period (x)	$17.77	$22.04	$19.78	$19.42	$19.09
Total return (%) (r)(s)(t)(x)	(12.61)	19.02	5.21	6.73	4.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	0.73	0.73	0.73
Expenses after expense reductions (f)	0.72	0.72	0.72	0.72	0.72
Net investment income (loss)	1.52	1.32	1.87	2.20	1.95
Portfolio turnover	88	112	92	39	33
Net assets at end of period (000 omitted)	$4,462,807	$5,207,735	$4,476,559	$4,666,095	$4,838,039
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$22.10	$19.82	$19.45	$19.12	$19.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.12	$0.22	$0.27	$0.23
Net realized and unrealized gain (loss)	(2.82)	3.38	0.63	0.77	0.53
Total from investment operations	$(2.67)	$3.50	$0.85	$1.04	$0.76
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.17)	$(0.22)	$(0.24)	$(0.23)
From net realized gain	(1.49)	(1.05)	(0.26)	(0.47)	(0.72)
Total distributions declared to shareholders	$(1.60)	$(1.22)	$(0.48)	$(0.71)	$(0.95)
Net asset value, end of period (x)	$17.83	$22.10	$19.82	$19.45	$19.12
Total return (%) (r)(s)(t)(x)	(13.25)	18.16	4.44	5.90	3.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	1.48	1.48	1.48
Expenses after expense reductions (f)	1.47	1.47	1.48	1.47	1.48
Net investment income (loss)	0.73	0.57	1.12	1.44	1.19
Portfolio turnover	88	112	92	39	33
Net assets at end of period (000 omitted)	$48,449	$80,923	$94,906	$124,982	$152,200

Class C	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$22.23	$19.92	$19.55	$19.21	$19.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.12	$0.22	$0.27	$0.23
Net realized and unrealized gain (loss)	(2.85)	3.41	0.63	0.78	0.53
Total from investment operations	$(2.69)	$3.53	$0.85	$1.05	$0.76
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.17)	$(0.22)	$(0.24)	$(0.23)
From net realized gain	(1.49)	(1.05)	(0.26)	(0.47)	(0.72)
Total distributions declared to shareholders	$(1.60)	$(1.22)	$(0.48)	$(0.71)	$(0.95)
Net asset value, end of period (x)	$17.94	$22.23	$19.92	$19.55	$19.21
Total return (%) (r)(s)(t)(x)	(13.26)	18.22	4.41	5.92	3.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	1.48	1.48	1.48
Expenses after expense reductions (f)	1.47	1.47	1.48	1.48	1.48
Net investment income (loss)	0.75	0.57	1.12	1.44	1.18
Portfolio turnover	88	112	92	39	33
Net assets at end of period (000 omitted)	$325,551	$450,129	$482,340	$602,145	$695,252
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$22.04	$19.77	$19.41	$19.08	$19.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.34	$0.41	$0.45	$0.42
Net realized and unrealized gain (loss)	(2.83)	3.37	0.63	0.78	0.52
Total from investment operations	$(2.47)	$3.71	$1.04	$1.23	$0.94
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.39)	$(0.42)	$(0.43)	$(0.42)
From net realized gain	(1.49)	(1.05)	(0.26)	(0.47)	(0.72)
Total distributions declared to shareholders	$(1.80)	$(1.44)	$(0.68)	$(0.90)	$(1.14)
Net asset value, end of period (x)	$17.77	$22.04	$19.77	$19.41	$19.08
Total return (%) (r)(s)(t)(x)	(12.39)	19.38	5.47	6.99	4.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.47	0.48	0.48	0.48
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	1.77	1.57	2.11	2.44	2.20
Portfolio turnover	88	112	92	39	33
Net assets at end of period (000 omitted)	$871,532	$1,008,628	$848,687	$663,464	$662,998
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$22.02	$19.75	$19.39	$19.06	$19.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.12	$0.22	$0.27	$0.23
Net realized and unrealized gain (loss)	(2.83)	3.37	0.63	0.77	0.52
Total from investment operations	$(2.67)	$3.49	$0.85	$1.04	$0.75
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.17)	$(0.23)	$(0.24)	$(0.23)
From net realized gain	(1.49)	(1.05)	(0.26)	(0.47)	(0.72)
Total distributions declared to shareholders	$(1.60)	$(1.22)	$(0.49)	$(0.71)	$(0.95)
Net asset value, end of period (x)	$17.75	$22.02	$19.75	$19.39	$19.06
Total return (%) (r)(s)(t)(x)	(13.28)	18.20	4.42	5.93	3.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	1.48	1.48	1.48
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.76	0.57	1.12	1.44	1.19
Portfolio turnover	88	112	92	39	33
Net assets at end of period (000 omitted)	$8,391	$10,420	$9,119	$10,508	$12,068

Class R2	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$22.13	$19.85	$19.48	$19.15	$19.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.23	$0.31	$0.36	$0.32
Net realized and unrealized gain (loss)	(2.84)	3.38	0.64	0.78	0.54
Total from investment operations	$(2.58)	$3.61	$0.95	$1.14	$0.86
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.28)	$(0.32)	$(0.34)	$(0.33)
From net realized gain	(1.49)	(1.05)	(0.26)	(0.47)	(0.72)
Total distributions declared to shareholders	$(1.70)	$(1.33)	$(0.58)	$(0.81)	$(1.05)
Net asset value, end of period (x)	$17.85	$22.13	$19.85	$19.48	$19.15
Total return (%) (r)(s)(t)(x)	(12.83)	18.75	4.97	6.43	4.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.97	0.98	0.98	0.98
Expenses after expense reductions (f)	N/A	N/A	N/A	0.98	0.98
Net investment income (loss)	1.26	1.07	1.62	1.94	1.69
Portfolio turnover	88	112	92	39	33
Net assets at end of period (000 omitted)	$88,487	$118,257	$125,160	$165,893	$194,859
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$22.06	$19.79	$19.43	$19.10	$19.30
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.28	$0.36	$0.41	$0.37
Net realized and unrealized gain (loss)	(2.83)	3.37	0.63	0.78	0.53
Total from investment operations	$(2.52)	$3.65	$0.99	$1.19	$0.90
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.33)	$(0.37)	$(0.39)	$(0.38)
From net realized gain	(1.49)	(1.05)	(0.26)	(0.47)	(0.72)
Total distributions declared to shareholders	$(1.75)	$(1.38)	$(0.63)	$(0.86)	$(1.10)
Net asset value, end of period (x)	$17.79	$22.06	$19.79	$19.43	$19.10
Total return (%) (r)(s)(t)(x)	(12.60)	19.05	5.20	6.71	4.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	0.73	0.73	0.73
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	0.73
Net investment income (loss)	1.51	1.32	1.86	2.19	1.94
Portfolio turnover	88	112	92	39	33
Net assets at end of period (000 omitted)	$222,265	$294,584	$284,813	$290,210	$325,625

Class R4	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$22.07	$19.80	$19.44	$19.11	$19.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.34	$0.41	$0.46	$0.42
Net realized and unrealized gain (loss)	(2.83)	3.37	0.63	0.77	0.52
Total from investment operations	$(2.47)	$3.71	$1.04	$1.23	$0.94
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.39)	$(0.42)	$(0.43)	$(0.42)
From net realized gain	(1.49)	(1.05)	(0.26)	(0.47)	(0.72)
Total distributions declared to shareholders	$(1.80)	$(1.44)	$(0.68)	$(0.90)	$(1.14)
Net asset value, end of period (x)	$17.80	$22.07	$19.80	$19.44	$19.11
Total return (%) (r)(s)(t)(x)	(12.37)	19.35	5.47	6.98	4.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.47	0.48	0.48	0.48
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	1.77	1.57	2.11	2.45	2.19
Portfolio turnover	88	112	92	39	33
Net assets at end of period (000 omitted)	$203,954	$252,366	$251,641	$236,165	$249,073
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$22.04	$19.77	$19.42	$19.09	$19.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.35	$0.42	$0.47	$0.44
Net realized and unrealized gain (loss)	(2.83)	3.37	0.63	0.78	0.52
Total from investment operations	$(2.45)	$3.72	$1.05	$1.25	$0.96
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.40)	$(0.44)	$(0.45)	$(0.44)
From net realized gain	(1.49)	(1.05)	(0.26)	(0.47)	(0.72)
Total distributions declared to shareholders	$(1.82)	$(1.45)	$(0.70)	$(0.92)	$(1.16)
Net asset value, end of period (x)	$17.77	$22.04	$19.77	$19.42	$19.09
Total return (%) (r)(s)(t)(x)	(12.32)	19.47	5.50	7.07	5.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.39	0.39	0.40	0.40	0.40
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	1.85	1.65	2.19	2.52	2.29
Portfolio turnover	88	112	92	39	33
Net assets at end of period (000 omitted)	$902,020	$1,023,815	$895,481	$753,666	$632,943

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the

Notes to Financial Statements  - continued
“valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

Notes to Financial Statements  - continued
investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of September 30, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,933,331,114	$18,998,386	$—	$3,952,329,500
Germany	32,048,121	27,944,967	—	59,993,088
Switzerland	—	33,389,424	—	33,389,424
Taiwan	21,469,427	—	—	21,469,427
France	—	16,712,121	—	16,712,121
United Kingdom	—	11,059,000	—	11,059,000
South Korea	—	10,671,167	—	10,671,167
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	763,748,934	—	763,748,934
Non - U.S. Sovereign Debt	—	10,079,363	—	10,079,363
Municipal Bonds	—	19,837,107	—	19,837,107
U.S. Corporate Bonds	—	650,687,903	—	650,687,903
Residential Mortgage-Backed Securities	—	832,889,743	—	832,889,743
Commercial Mortgage-Backed Securities	—	144,484,731	—	144,484,731
Asset-Backed Securities (including CDOs)	—	267,278,067	—	267,278,067
Foreign Bonds	—	271,814,197	—	271,814,197
Mutual Funds	177,296,073	—	—	177,296,073
Total	$4,164,144,735	$3,079,595,110	$—	$7,243,739,845
Other Financial Instruments
Futures Contracts – Assets	$1,877,896	$—	$—	$1,877,896
Futures Contracts – Liabilities	(11,400,665)	—	—	(11,400,665)
For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements  - continued
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at September 30, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$1,877,896	$(11,400,665)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended September 30, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(7,639,159)

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended September 30, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(9,522,769)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations

Notes to Financial Statements  - continued
in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related

Notes to Financial Statements  - continued
payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Notes to Financial Statements  - continued
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Notes to Financial Statements  - continued
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/22	Year ended 9/30/21
Ordinary income (including any short-term capital gains)	$136,491,411	$130,815,448
Long-term capital gains	546,250,940	394,893,557
Total distributions	$682,742,351	$525,709,005
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/22
Cost of investments	$6,426,846,526
Gross appreciation	1,457,591,263
Gross depreciation	(650,220,713)
Net unrealized appreciation (depreciation)	$807,370,550
Undistributed ordinary income	30,315,410
Undistributed long-term capital gain	235,019,406
Other temporary differences	(13,794,202)
Total distributable earnings (loss)	$1,058,911,164
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective

Notes to Financial Statements  - continued
May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/22	Year ended 9/30/21
Class A	$418,611,116	$314,457,241
Class B	5,538,194	5,472,113
Class C	31,577,135	28,320,585
Class I	84,020,236	61,737,826
Class R1	729,791	562,049
Class R2	8,866,198	7,898,350
Class R3	21,993,557	19,311,267
Class R4	20,304,676	17,160,737
Class R6	88,095,200	68,391,391
Class 529A	2,584,106	1,945,462
Class 529B	43,713	49,722
Class 529C	378,429	402,262
Total	$682,742,351	$525,709,005
(3) Transactions with Affiliates
Note regarding references to Class 529A, Class 529B, and Class 529C shares in this “Note (3) Transactions with Affiliates”: Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. Accordingly, information with respect to Class 529B and Class 529C shares is for the period ending March 21, 2022, and information with respect to Class 529A shares is for the period ending May 20, 2022.
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from October 1, 2021 through July 31, 2022, the management fee was computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $6.3 billion	0.35%
In excess of $6.3 billion	0.34%
Effective August 1, 2022, the management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $6.3 billion	0.35%
In excess of $6.3 billion and up to $10 billion	0.34%
In excess of $10 billion	0.33%
The management fee incurred for the year ended September 30, 2022 was equivalent to an annual effective rate of 0.35% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $374,039 and $5,471 for the year ended September 30, 2022, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

Notes to Financial Statements  - continued
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 12,685,624
Class B	0.75%	0.25%	1.00%	1.00%	671,909
Class C	0.75%	0.25%	1.00%	1.00%	4,069,808
Class R1	0.75%	0.25%	1.00%	1.00%	96,183
Class R2	0.25%	0.25%	0.50%	0.50%	537,053
Class R3	—	0.25%	0.25%	0.25%	654,142
Class 529A	—	0.25%	0.25%	0.23%	57,717
Class 529B	0.75%	0.25%	1.00%	0.03%	71
Class 529C	0.75%	0.25%	1.00%	0.99%	25,899
Total Distribution and Service Fees					$18,798,406
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2022, this rebate amounted to $30,165, $136, $82, $5,668, and $299 for Class A, Class B, Class C, Class 529A, and Class 529C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the year ended September 30, 2022, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of

Notes to Financial Statements  - continued
a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2022, were as follows:
Amount
Class A	$153,011
Class B	37,218
Class C	19,362
Class 529B	—
Class 529C	159
During the year ended September 30, 2022, to meet the requirements of FINRA Rule 2341, MFD returned $612 of the CDSC collected for Class 529B which had the effect of further reducing the annual effective distribution fee rate for this class by 0.22%.
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. As described above, all Class 529A, Class 529B, and Class 529C shares were redeemed on or before May 20, 2022. Accordingly, the foregoing agreement between the fund and MFD was terminated effective May 20, 2022. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2022, were as follows:
Fee
Class 529A	$11,544
Class 529B	136
Class 529C	1,295
Total Program Manager Fees	$12,975
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2022, the fee was $1,190,818, which equated to 0.0145% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,020,413.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2022 was equivalent to an annual effective rate of 0.0079% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,261 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2022. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,061 at September 30, 2022, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $3,105,947 and $2,096,114, respectively. The sales transactions resulted in net realized gains (losses) of $(330,244).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2022, this reimbursement amounted to $64,699, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended September 30, 2022, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$5,892,719,726	$5,824,208,386
Non-U.S. Government securities	1,198,927,417	1,448,759,770

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/22		Year ended 9/30/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	33,466,090	$685,904,737	35,529,198	$759,881,984
Class B	64,882	1,352,760	46,486	983,047
Class C	2,025,034	42,058,580	2,380,447	51,310,840
Class I	8,055,892	165,126,705	8,858,172	191,141,092
Class R1	65,465	1,324,712	29,456	627,029
Class R2	1,082,159	22,119,106	789,919	16,983,114
Class R3	1,890,128	38,458,674	2,862,773	61,700,508
Class R4	1,620,907	32,981,077	1,730,353	37,112,969
Class R6	10,669,076	220,675,812	15,376,841	327,670,573
Class 529A	434,771	8,989,314	329,670	6,949,344
Class 529B	1,403	30,325	4,078	89,728
Class 529C	13,616	288,833	26,351	563,293
	59,389,423	$1,219,310,635	67,963,744	$1,455,013,521
Shares issued to shareholders in reinvestment of distributions
Class A	18,694,354	$395,412,895	14,434,166	$296,393,488
Class B	242,070	5,165,735	247,057	5,050,768
Class C	1,394,909	29,934,385	1,297,727	26,675,466
Class I	3,465,621	73,200,874	2,590,417	53,267,913
Class R1	34,376	729,791	27,566	562,049
Class R2	413,882	8,810,700	380,528	7,822,050
Class R3	1,038,015	21,991,573	939,021	19,285,982
Class R4	887,010	18,764,485	785,493	16,165,395
Class R6	3,882,876	81,967,596	2,947,213	60,642,279
Class 529A	120,661	2,564,548	94,299	1,931,150
Class 529B	2,039	43,713	2,420	49,722
Class 529C	17,529	377,330	19,467	399,533
	30,193,342	$638,963,625	23,765,374	$488,245,795

Notes to Financial Statements  - continued
	Year ended 9/30/22		Year ended 9/30/21
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(37,317,685)	$(760,718,025)	(40,066,467)	$(858,849,436)
Class B	(1,251,172)	(25,461,990)	(1,420,536)	(30,486,053)
Class C	(5,522,629)	(112,793,492)	(7,633,154)	(162,165,756)
Class I	(8,240,538)	(167,418,678)	(8,603,031)	(182,746,361)
Class R1	(100,431)	(2,095,634)	(45,392)	(967,177)
Class R2	(1,882,649)	(38,756,685)	(2,132,728)	(45,729,878)
Class R3	(3,787,075)	(79,296,111)	(4,839,810)	(103,749,396)
Class R4	(2,482,485)	(50,562,583)	(3,790,796)	(81,540,416)
Class R6	(10,243,653)	(208,928,217)	(17,157,352)	(371,245,410)
Class 529A	(2,103,345)	(40,378,179)	(249,602)	(5,354,059)
Class 529B	(35,628)	(744,598)	(12,318)	(265,047)
Class 529C	(286,953)	(5,942,477)	(146,530)	(3,079,902)
	(73,254,243)	$(1,493,096,669)	(86,097,716)	$(1,846,178,891)
Net change
Class A	14,842,759	$320,599,607	9,896,897	$197,426,036
Class B	(944,220)	(18,943,495)	(1,126,993)	(24,452,238)
Class C	(2,102,686)	(40,800,527)	(3,954,980)	(84,179,450)
Class I	3,280,975	70,908,901	2,845,558	61,662,644
Class R1	(590)	(41,131)	11,630	221,901
Class R2	(386,608)	(7,826,879)	(962,281)	(20,924,714)
Class R3	(858,932)	(18,845,864)	(1,038,016)	(22,762,906)
Class R4	25,432	1,182,979	(1,274,950)	(28,262,052)
Class R6	4,308,299	93,715,191	1,166,702	17,067,442
Class 529A	(1,547,913)	(28,824,317)	174,367	3,526,435
Class 529B	(32,186)	(670,560)	(5,820)	(125,597)
Class 529C	(255,808)	(5,276,314)	(100,712)	(2,117,076)
	16,328,522	$365,177,591	5,631,402	$97,080,425
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs.

Notes to Financial Statements  - continued
Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2022, the fund’s commitment fee and interest expense were $34,570 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$589,409,208	$1,573,774,860	$1,985,887,081	$(25,995)	$25,081	$177,296,073

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,079,160	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund

Notes to Financial Statements  - continued
to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Total Return Fund (the “Fund”), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 14, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Steven Gorham Alexander Mackey Joshua Marston Johnathan Munko Henry Peabody

Board Review of Investment Advisory Agreement
MFS Total Return Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. They also noted that MFS has agreed to implement an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $10 billion effective August 1, 2022. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs,

Board Review of Investment Advisory Agreement - continued
and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $619,312,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 60.89% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
September 30, 2022
MFS®  Research Fund
MFR-ANN

MFS® Research Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility in fixed income and currency markets has picked up, with fiscal policy missteps in the United Kingdom leading to a crisis of market confidence that ultimately resulted in the ousting of Prime Minister Liz Truss. That episode could forewarn other governments to avoid policy overreach.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and global supply chain bottlenecks are easing, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
November 14, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	7.0%
Alphabet, Inc., “A”	4.3%
Amazon.com, Inc.	3.9%
Apple, Inc.	3.4%
Visa, Inc., “A”	2.2%
ConocoPhillips	1.8%
JPMorgan Chase & Co.	1.6%
Danaher Corp.	1.6%
Charles Schwab Corp.	1.6%
Accenture PLC, “A”	1.5%
Global equity sectors (k)
Technology	29.0%
Health Care	15.7%
Financial Services	13.9%
Capital Goods	13.1%
Consumer Cyclicals	11.8%
Energy	7.9%
Consumer Staples	5.1%
Telecommunications/Cable Television (s)	2.4%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of September 30, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended September 30, 2022, Class A shares of the MFS Research Fund (fund) provided a total return of -16.34%, at net asset value. This compares with a return of -15.47% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Stock selection in the technology sector was a primary detractor from performance relative to the S&P 500 Index. Within this sector, an underweight position in computer and personal electronics maker Apple, and the fund's overweight positions in software company Adobe Systems, customer information software manager salesforce.com and technology company Alphabet, hindered relative results. The share price of Apple advanced due to better-than-feared revenue growth led by lower supply chain impacts versus expectations. Despite ongoing component shortages impacting Mac and iPad sales and global currency headwinds, the company continued to demonstrate the
3

Management Review - continued
strength of its product ecosystem with broad-based growth. iPhone and Services Segment sales remained strong across all regions with revenue growth ahead of estimates. Additionally, holding shares of software development company Atlassian(b) further dampened relative returns.
Stock selection in the capital goods sector held back relative results, led by not holding shares of electric vehicle manufacturer Tesla.
Individual stocks in other sectors that weighed on relative returns included not holding shares of integrated oil and gas company Exxon Mobil, health insurance and Medicare/Medicaid provider UnitedHealth Group and integrated energy company Chevron. The share price of Exxon Mobil appreciated as the company reported solid financial results, driven by revenue growth, a strong energy price environment, and expanded margins in its refining segment. In addition, an overweight position in cable services provider Charter Communications further weakened relative performance.
Contributors to Performance
Stock selection in the health care sector contributed to relative performance. Within this sector, the fund's overweight positions in biopharmaceutical company Vertex Pharmaceuticals, global health services provider Cigna and health services and information technology company McKesson, and an overweight position in pharmaceutical company Eli Lilly & Co, supported relative returns. The share price of Cigna advanced, driven by strong results within its healthcare division, particularly better-than-anticipated medical loss ratio rebates and stronger operating income growth.
Stock selection in the financial services sector also benefited relative performance. However, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative contributors during the reporting period.
Elsewhere, the fund's overweight position in oil and gas company ConocoPhillips, and not holding shares of digital payment technology developer PayPal, computer graphics processor maker NVIDIA, subscription video services provider Netflix, media conglomerate Walt Disney and cable services provider Comcast, bolstered relative performance. The share price of ConocoPhillips benefited from stronger-than-expected earnings growth led by a combination of strong production volumes and higher commodity prices. In addition, the company significantly increased its 2022 capital return targets, which further supported the stock price.
Respectfully,
Portfolio Manager(s)
Joseph MacDougall
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 9/30/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
5

Performance Summary  - continued
Total Returns through 9/30/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/13/71	(16.34)%	8.54%	10.87%
B	9/07/93	(16.97)%	7.72%	10.04%
C	1/03/94	(16.97)%	7.72%	10.04%
I	1/02/97	(16.15)%	8.81%	11.14%
R1	4/01/05	(16.98)%	7.72%	10.03%
R2	10/31/03	(16.55)%	8.26%	10.59%
R3	4/01/05	(16.34)%	8.53%	10.86%
R4	4/01/05	(16.15)%	8.80%	11.14%
R6	5/01/06	(16.09)%	8.88%	11.23%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)	(15.47)%	9.24%	11.70%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(21.15)%	7.26%	10.22%
B With CDSC (Declining over six years from 4% to 0%) (v)	(20.10)%	7.43%	10.04%
C With CDSC (1% for 12 months) (v)	(17.75)%	7.72%	10.04%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
6

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2022 through September 30, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2022 through September 30, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/22	Ending Account Value 9/30/22	Expenses Paid During Period (p) 4/01/22-9/30/22
A	Actual	0.80%	$1,000.00	$823.30	$3.66
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
B	Actual	1.55%	$1,000.00	$820.36	$7.07
	Hypothetical (h)	1.55%	$1,000.00	$1,017.30	$7.84
C	Actual	1.55%	$1,000.00	$820.27	$7.07
	Hypothetical (h)	1.55%	$1,000.00	$1,017.30	$7.84
I	Actual	0.55%	$1,000.00	$824.35	$2.52
	Hypothetical (h)	0.55%	$1,000.00	$1,022.31	$2.79
R1	Actual	1.55%	$1,000.00	$820.25	$7.07
	Hypothetical (h)	1.55%	$1,000.00	$1,017.30	$7.84
R2	Actual	1.05%	$1,000.00	$822.35	$4.80
	Hypothetical (h)	1.05%	$1,000.00	$1,019.80	$5.32
R3	Actual	0.80%	$1,000.00	$823.35	$3.66
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
R4	Actual	0.55%	$1,000.00	$824.30	$2.52
	Hypothetical (h)	0.55%	$1,000.00	$1,022.31	$2.79
R6	Actual	0.48%	$1,000.00	$824.57	$2.20
	Hypothetical (h)	0.48%	$1,000.00	$1,022.66	$2.43
(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.03% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).
9

Portfolio of Investments
9/30/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.4%
Aerospace & Defense – 4.3%
General Dynamics Corp.	167,549	$35,548,871
Honeywell International, Inc.	438,207	73,167,423
Howmet Aerospace, Inc.	1,223,333	37,837,690
L3Harris Technologies, Inc.	178,624	37,123,426
Northrop Grumman Corp.	101,142	47,569,106
Raytheon Technologies Corp.	772,576	63,243,071
		$294,489,587
Alcoholic Beverages – 0.7%
Constellation Brands, Inc., “A”	203,354	$46,706,347
Apparel Manufacturers – 0.8%
NIKE, Inc., “B”	626,566	$52,080,166
Automotive – 0.3%
Aptiv PLC (a)	274,385	$21,459,651
Biotechnology – 0.2%
Illumina, Inc. (a)	88,498	$16,884,533
Broadcasting – 0.1%
Warner Bros. Discovery, Inc. (a)	817,713	$9,403,699
Brokerage & Asset Managers – 2.1%
Charles Schwab Corp.	1,482,888	$106,575,161
CME Group, Inc.	189,273	33,525,926
		$140,101,087
Business Services – 4.4%
Accenture PLC, “A”	393,585	$101,269,420
Cognizant Technology Solutions Corp., “A”	603,438	34,661,479
Equifax, Inc.	156,789	26,878,338
Fidelity National Information Services, Inc.	602,598	45,538,331
Fiserv, Inc. (a)	678,084	63,448,320
Global Payments, Inc.	187,495	20,258,835
Thoughtworks Holding, Inc. (a)	803,395	8,427,614
		$300,482,337
Cable TV – 1.0%
Cable One, Inc.	26,615	$22,703,926
Charter Communications, Inc., “A” (a)	147,511	44,747,462
		$67,451,388
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – 12.2%
Adobe Systems, Inc. (a)	189,870	$52,252,224
Atlassian Corp. PLC, “A” (a)	159,311	33,549,304
Black Knight, Inc. (a)	776,731	50,277,798
Cadence Design Systems, Inc. (a)	437,536	71,506,508
Elastic N.V. (a)	287,341	20,613,843
Microsoft Corp. (s)	2,032,766	473,431,201
NICE Systems Ltd., ADR (a)	146,167	27,514,476
Palo Alto Networks, Inc. (a)	100,187	16,409,629
Salesforce, Inc. (a)	571,017	82,135,085
		$827,690,068
Computer Software - Systems – 4.1%
Apple, Inc. (s)	1,673,210	$231,237,622
Constellation Software, Inc.	35,840	49,869,842
		$281,107,464
Construction – 2.1%
AZEK Co., Inc. (a)	1,073,963	$17,849,265
Masco Corp.	803,249	37,503,696
Sherwin-Williams Co.	206,888	42,360,318
Vulcan Materials Co.	279,579	44,092,404
		$141,805,683
Consumer Products – 1.3%
Colgate-Palmolive Co.	719,999	$50,579,930
Kimberly-Clark Corp.	321,158	36,143,121
		$86,723,051
Consumer Services – 0.3%
Bright Horizons Family Solutions, Inc. (a)	389,830	$22,473,698
Electrical Equipment – 1.5%
Johnson Controls International PLC	1,141,859	$56,202,300
TE Connectivity Ltd.	334,084	36,869,510
Vertiv Holdings Co.	1,050,742	10,213,212
		$103,285,022
Electronics – 2.4%
Applied Materials, Inc.	673,314	$55,164,616
Lam Research Corp.	101,432	37,124,112
NXP Semiconductors N.V.	490,594	72,367,521
		$164,656,249
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 4.4%
ConocoPhillips	1,185,072	$121,280,268
Diamondback Energy, Inc.	324,634	39,105,412
Hess Corp.	549,858	59,929,023
Pioneer Natural Resources Co.	186,909	40,471,406
Valero Energy Corp.	328,380	35,087,403
		$295,873,512
Energy - Renewables – 0.1%
Generac Holdings, Inc. (a)	49,462	$8,811,161
Food & Beverages – 2.5%
Hostess Brands, Inc. (a)	782,506	$18,185,439
Mondelez International, Inc.	966,176	52,975,430
Oatly Group AB, ADR (a)	2,588,947	6,808,931
PepsiCo, Inc.	544,594	88,910,417
		$166,880,217
Gaming & Lodging – 0.4%
Marriott International, Inc., “A”	202,911	$28,435,948
General Merchandise – 1.6%
Dollar General Corp.	187,585	$44,994,138
Dollar Tree, Inc. (a)	244,722	33,306,664
Five Below, Inc. (a)	208,234	28,667,575
		$106,968,377
Health Maintenance Organizations – 2.2%
Cigna Corp.	350,518	$97,258,229
Humana, Inc.	103,915	50,418,519
		$147,676,748
Insurance – 3.1%
Aon PLC	278,785	$74,678,138
Chubb Ltd.	306,877	55,814,789
Reinsurance Group of America, Inc.	304,091	38,257,688
Willis Towers Watson PLC	194,036	38,989,594
		$207,740,209
Internet – 5.2%
Alphabet, Inc., “A” (a)(s)	3,028,112	$289,638,913
Alphabet, Inc., “C” (a)	471,067	45,293,092
Gartner, Inc. (a)	60,813	16,826,349
		$351,758,354
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 0.8%
Electronic Arts, Inc.	454,374	$52,575,616
Machinery & Tools – 2.0%
Ingersoll Rand, Inc.	707,680	$30,614,237
PACCAR, Inc.	391,332	32,750,575
Regal Rexnord Corp.	150,757	21,160,252
Roper Technologies, Inc.	58,493	21,036,423
Wabtec Corp.	390,891	31,798,983
		$137,360,470
Major Banks – 3.5%
JPMorgan Chase & Co.	1,061,909	$110,969,491
Morgan Stanley	960,239	75,868,483
PNC Financial Services Group, Inc.	357,614	53,434,684
		$240,272,658
Medical & Health Technology & Services – 1.6%
ICON PLC (a)	232,140	$42,662,689
McKesson Corp.	188,413	64,035,926
		$106,698,615
Medical Equipment – 5.7%
Becton, Dickinson and Co.	221,955	$49,458,233
Boston Scientific Corp. (a)	1,799,065	69,677,787
Danaher Corp.	426,812	110,241,272
Envista Holdings Corp. (a)	897,433	29,444,777
Maravai Lifesciences Holdings, Inc., “A” (a)	1,163,580	29,706,197
Medtronic PLC	708,520	57,212,990
STERIS PLC	231,811	38,545,533
		$384,286,789
Natural Gas - Pipeline – 0.2%
Enterprise Products Partners LP	692,784	$16,474,404
Network & Telecom – 0.6%
Equinix, Inc., REIT	76,002	$43,232,978
Other Banks & Diversified Financials – 4.2%
Moody's Corp.	125,114	$30,416,464
Northern Trust Corp.	378,212	32,359,819
Truist Financial Corp.	1,567,163	68,234,277
Visa, Inc., “A”	858,601	152,530,468
		$283,541,028
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 6.0%
Eli Lilly & Co.	311,974	$100,876,793
Johnson & Johnson	419,818	68,581,468
Merck & Co., Inc.	1,129,009	97,230,255
Vertex Pharmaceuticals, Inc. (a)	338,914	98,129,160
Zoetis, Inc.	292,677	43,401,072
		$408,218,748
Railroad & Shipping – 1.3%
Canadian Pacific Railway Ltd.	890,263	$59,398,347
CSX Corp.	1,169,447	31,154,068
		$90,552,415
Real Estate – 1.1%
Extra Space Storage, Inc., REIT	174,392	$30,119,242
STORE Capital Corp., REIT	1,331,632	41,720,031
		$71,839,273
Restaurants – 1.4%
Starbucks Corp.	775,127	$65,312,201
Wendy's Co.	1,628,774	30,441,786
		$95,753,987
Specialty Chemicals – 1.5%
Air Products & Chemicals, Inc.	155,716	$36,239,785
Axalta Coating Systems Ltd. (a)	877,631	18,482,909
DuPont de Nemours, Inc.	944,723	47,614,039
		$102,336,733
Specialty Stores – 6.4%
Amazon.com, Inc. (a)(s)	2,315,482	$261,649,466
Home Depot, Inc.	315,305	87,005,262
Ross Stores, Inc.	462,720	38,993,414
Target Corp.	313,834	46,569,827
		$434,217,969
Telecommunications - Wireless – 1.9%
SBA Communications Corp., REIT	283,862	$80,801,318
T-Mobile US, Inc. (a)	361,966	48,564,978
		$129,366,296
Tobacco – 0.7%
Philip Morris International, Inc. (s)	537,333	$44,604,012
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 3.2%
American Electric Power Co., Inc.	351,454	$30,383,198
Duke Energy Corp.	569,969	53,018,517
NextEra Energy, Inc.	731,432	57,351,583
PG&E Corp. (a)	2,435,082	30,438,525
Southern Co.	714,009	48,552,612
		$219,744,435
Total Common Stocks (Identified Cost, $5,016,580,130)		$6,752,020,982
Investment Companies (h) – 0.3%
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 2.64% (v) (Identified Cost, $20,050,590)	20,052,215	$20,054,221
Securities Sold Short – (0.5)%
Telecommunications - Wireless – (0.5)%
Crown Castle, Inc., REIT (Proceeds Received, $31,963,062)	(247,822)	$(35,822,670)

Other Assets, Less Liabilities – 0.8%		51,606,395
Net Assets – 100.0%		$6,787,858,928

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $20,054,221 and $6,752,020,982, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At September 30, 2022, the fund had cash collateral of $224,279 and other liquid securities with an aggregate value of $140,894,749 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 9/30/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $5,016,580,130)	$6,752,020,982
Investments in affiliated issuers, at value (identified cost, $20,050,590)	20,054,221
Cash	30,558
Deposits with brokers for
Securities sold short	224,279
Receivables for
Investments sold	48,863,100
Fund shares sold	4,981,915
Interest and dividends	7,496,472
Other assets	2,604
Total assets	$6,833,674,131
Liabilities
Payables for
Securities sold short, at value (proceeds received, $31,963,062)	$35,822,670
Fund shares reacquired	8,030,414
Payable to affiliates
Investment adviser	160,449
Administrative services fee	3,502
Shareholder servicing costs	1,167,448
Distribution and service fees	19,741
Payable for independent Trustees' compensation	20,428
Accrued expenses and other liabilities	590,551
Total liabilities	$45,815,203
Net assets	$6,787,858,928
Net assets consist of
Paid-in capital	$4,663,372,034
Total distributable earnings (loss)	2,124,486,894
Net assets	$6,787,858,928
Shares of beneficial interest outstanding	143,770,376
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,198,757,059	25,780,852	$46.50
Class B	7,126,373	175,153	40.69
Class C	47,651,169	1,182,512	40.30
Class I	3,665,406,378	76,343,393	48.01
Class R1	2,933,024	74,479	39.38
Class R2	32,035,659	720,946	44.44
Class R3	34,132,979	741,242	46.05
Class R4	11,619,575	249,642	46.55
Class R6	1,788,196,712	38,502,157	46.44

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $49.34 [100 / 94.25 x $46.50]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 9/30/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$106,939,674
Dividends from affiliated issuers	337,009
Other	133,201
Income on securities loaned	23,547
Foreign taxes withheld	(349,998)
Total investment income	$107,083,433
Expenses
Management fee	$34,263,592
Distribution and service fees	4,685,560
Shareholder servicing costs	4,700,343
Administrative services fee	649,368
Independent Trustees' compensation	107,788
Custodian fee	279,426
Shareholder communications	170,507
Audit and tax fees	65,582
Legal fees	36,188
Dividend and interest expense on securities sold short	1,826,365
Interest expense and fees	34,445
Miscellaneous	282,758
Total expenses	$47,101,922
Fees paid indirectly	(366)
Reduction of expenses by distributor	(11,871)
Net expenses	$47,089,685
Net investment income (loss)	$59,993,748
18

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$415,003,601
Affiliated issuers	(96)
Foreign currency	(1,034)
Net realized gain (loss)	$415,002,471
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(1,803,942,433)
Affiliated issuers	3,631
Securities sold short	6,691,293
Translation of assets and liabilities in foreign currencies	(1,218)
Net unrealized gain (loss)	$(1,797,248,727)
Net realized and unrealized gain (loss)	$(1,382,246,256)
Change in net assets from operations	$(1,322,252,508)
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/22	9/30/21
Change in net assets
From operations
Net investment income (loss)	$59,993,748	$44,576,437
Net realized gain (loss)	415,002,471	427,710,229
Net unrealized gain (loss)	(1,797,248,727)	1,307,473,496
Change in net assets from operations	$(1,322,252,508)	$1,779,760,162
Total distributions to shareholders	$(482,432,724)	$(353,381,538)
Change in net assets from fund share transactions	$110,267,716	$478,783,631
Total change in net assets	$(1,694,417,516)	$1,905,162,255
Net assets
At beginning of period	8,482,276,444	6,577,114,189
At end of period	$6,787,858,928	$8,482,276,444
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$58.66	$48.66	$44.50	$46.73	$43.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.20	$0.33	$0.37	$0.35
Net realized and unrealized gain (loss)	(9.17)	12.41	5.52	1.90	6.83
Total from investment operations	$(8.88)	$12.61	$5.85	$2.27	$7.18
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.28)	$(0.35)	$(0.28)	$(0.46)
From net realized gain	(3.09)	(2.33)	(1.34)	(4.22)	(3.25)
Total distributions declared to shareholders	$(3.28)	$(2.61)	$(1.69)	$(4.50)	$(3.71)
Net asset value, end of period (x)	$46.50	$58.66	$48.66	$44.50	$46.73
Total return (%) (r)(s)(t)(x)	(16.34)	26.85	13.46	6.46	17.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.78	0.79	0.80	0.82
Expenses after expense reductions (f)	0.78	0.78	0.78	0.79	0.81
Net investment income (loss)	0.52	0.37	0.72	0.89	0.81
Portfolio turnover	17	26	36	32	33
Net assets at end of period (000 omitted)	$1,198,757	$1,536,575	$1,290,401	$1,452,740	$1,456,897
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.76	0.76	0.77	0.77	0.80
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$51.91	$43.39	$39.84	$42.40	$39.55
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$(0.19)	$(0.01)	$0.05	$0.03
Net realized and unrealized gain (loss)	(8.01)	11.04	4.93	1.66	6.21
Total from investment operations	$(8.13)	$10.85	$4.92	$1.71	$6.24
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.03)	$(0.05)	$(0.14)
From net realized gain	(3.09)	(2.33)	(1.34)	(4.22)	(3.25)
Total distributions declared to shareholders	$(3.09)	$(2.33)	$(1.37)	$(4.27)	$(3.39)
Net asset value, end of period (x)	$40.69	$51.91	$43.39	$39.84	$42.40
Total return (%) (r)(s)(t)(x)	(16.97)	25.91	12.61	5.63	16.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.53	1.54	1.55	1.57
Expenses after expense reductions (f)	1.53	1.53	1.54	1.54	1.56
Net investment income (loss)	(0.25)	(0.39)	(0.03)	0.14	0.06
Portfolio turnover	17	26	36	32	33
Net assets at end of period (000 omitted)	$7,126	$12,047	$13,373	$17,765	$21,445
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.51	1.51	1.52	1.52	1.55
See Notes to Financial Statements
22

Financial Highlights – continued
Class C	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$51.44	$43.02	$39.53	$42.05	$39.27
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$(0.19)	$(0.01)	$0.05	$0.01
Net realized and unrealized gain (loss)	(7.94)	10.94	4.90	1.65	6.17
Total from investment operations	$(8.05)	$10.75	$4.89	$1.70	$6.18
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.06)	$—	$(0.15)
From net realized gain	(3.09)	(2.33)	(1.34)	(4.22)	(3.25)
Total distributions declared to shareholders	$(3.09)	$(2.33)	$(1.40)	$(4.22)	$(3.40)
Net asset value, end of period (x)	$40.30	$51.44	$43.02	$39.53	$42.05
Total return (%) (r)(s)(t)(x)	(16.97)	25.90	12.62	5.64	16.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.53	1.55	1.55	1.57
Expenses after expense reductions (f)	1.54	1.53	1.54	1.55	1.56
Net investment income (loss)	(0.24)	(0.38)	(0.03)	0.13	0.03
Portfolio turnover	17	26	36	32	33
Net assets at end of period (000 omitted)	$47,651	$68,140	$70,785	$71,371	$78,122
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.51	1.51	1.53	1.53	1.55
See Notes to Financial Statements
23

Financial Highlights – continued
Class I	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$60.47	$50.09	$45.74	$48.03	$44.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.44	$0.35	$0.45	$0.49	$0.50
Net realized and unrealized gain (loss)	(9.47)	12.77	5.70	1.93	6.99
Total from investment operations	$(9.03)	$13.12	$6.15	$2.42	$7.49
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.41)	$(0.46)	$(0.49)	$(0.56)
From net realized gain	(3.09)	(2.33)	(1.34)	(4.22)	(3.25)
Total distributions declared to shareholders	$(3.43)	$(2.74)	$(1.80)	$(4.71)	$(3.81)
Net asset value, end of period (x)	$48.01	$60.47	$50.09	$45.74	$48.03
Total return (%) (r)(s)(t)(x)	(16.15)	27.16	13.76	6.68	17.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.53	0.55	0.55	0.57
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.77	0.62	0.97	1.13	1.09
Portfolio turnover	17	26	36	32	33
Net assets at end of period (000 omitted)	$3,665,406	$4,577,919	$3,492,027	$2,835,696	$2,752,743
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.51	0.51	0.53	0.53	0.56
See Notes to Financial Statements
24

Financial Highlights – continued
Class R1	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$50.34	$42.14	$38.72	$41.37	$38.69
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$(0.18)	$(0.02)	$0.04	$0.03
Net realized and unrealized gain (loss)	(7.76)	10.71	4.81	1.60	6.06
Total from investment operations	$(7.87)	$10.53	$4.79	$1.64	$6.09
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.03)	$(0.07)	$(0.16)
From net realized gain	(3.09)	(2.33)	(1.34)	(4.22)	(3.25)
Total distributions declared to shareholders	$(3.09)	$(2.33)	$(1.37)	$(4.29)	$(3.41)
Net asset value, end of period (x)	$39.38	$50.34	$42.14	$38.72	$41.37
Total return (%) (r)(s)(t)(x)	(16.98)	25.92	12.62	5.62	16.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.53	1.54	1.55	1.57
Expenses after expense reductions (f)	1.54	1.53	N/A	N/A	N/A
Net investment income (loss)	(0.23)	(0.39)	(0.04)	0.12	0.07
Portfolio turnover	17	26	36	32	33
Net assets at end of period (000 omitted)	$2,933	$3,416	$3,596	$4,187	$4,947
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.51	1.51	1.53	1.53	1.56
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$56.29	$46.78	$42.85	$45.23	$41.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.06	$0.20	$0.25	$0.24
Net realized and unrealized gain (loss)	(8.76)	11.92	5.33	1.82	6.60
Total from investment operations	$(8.62)	$11.98	$5.53	$2.07	$6.84
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.26)	$(0.23)	$(0.33)
From net realized gain	(3.09)	(2.33)	(1.34)	(4.22)	(3.25)
Total distributions declared to shareholders	$(3.23)	$(2.47)	$(1.60)	$(4.45)	$(3.58)
Net asset value, end of period (x)	$44.44	$56.29	$46.78	$42.85	$45.23
Total return (%) (r)(s)(t)(x)	(16.55)	26.53	13.19	6.18	17.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.03	1.04	1.05	1.07
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.27	0.12	0.47	0.63	0.56
Portfolio turnover	17	26	36	32	33
Net assets at end of period (000 omitted)	$32,036	$43,862	$19,726	$21,738	$21,137
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.01	1.02	1.03	1.03	1.06
See Notes to Financial Statements
26

Financial Highlights – continued
Class R3	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$58.12	$48.23	$44.12	$46.46	$43.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.20	$0.32	$0.37	$0.36
Net realized and unrealized gain (loss)	(9.08)	12.29	5.48	1.86	6.77
Total from investment operations	$(8.80)	$12.49	$5.80	$2.23	$7.13
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.27)	$(0.35)	$(0.35)	$(0.44)
From net realized gain	(3.09)	(2.33)	(1.34)	(4.22)	(3.25)
Total distributions declared to shareholders	$(3.27)	$(2.60)	$(1.69)	$(4.57)	$(3.69)
Net asset value, end of period (x)	$46.05	$58.12	$48.23	$44.12	$46.46
Total return (%) (r)(s)(t)(x)	(16.34)	26.85	13.46	6.44	17.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.78	0.79	0.80	0.82
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.52	0.37	0.72	0.88	0.81
Portfolio turnover	17	26	36	32	33
Net assets at end of period (000 omitted)	$34,133	$43,493	$40,434	$44,941	$45,930
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.76	0.76	0.78	0.78	0.81
See Notes to Financial Statements
27

Financial Highlights – continued
Class R4	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$58.72	$48.71	$44.53	$46.88	$43.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.34	$0.43	$0.47	$0.43
Net realized and unrealized gain (loss)	(9.16)	12.40	5.55	1.88	6.88
Total from investment operations	$(8.74)	$12.74	$5.98	$2.35	$7.31
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.40)	$(0.46)	$(0.48)	$(0.49)
From net realized gain	(3.09)	(2.33)	(1.34)	(4.22)	(3.25)
Total distributions declared to shareholders	$(3.43)	$(2.73)	$(1.80)	$(4.70)	$(3.74)
Net asset value, end of period (x)	$46.55	$58.72	$48.71	$44.53	$46.88
Total return (%) (r)(s)(t)(x)	(16.13)	27.16	13.76	6.69	17.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.53	0.54	0.55	0.57
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.76	0.62	0.97	1.13	0.97
Portfolio turnover	17	26	36	32	33
Net assets at end of period (000 omitted)	$11,620	$16,260	$14,246	$16,869	$17,148
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.51	0.51	0.53	0.53	0.56
See Notes to Financial Statements
28

Financial Highlights – continued
Class R6	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$58.60	$48.62	$44.44	$46.82	$43.33
Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.38	$0.47	$0.50	$0.51
Net realized and unrealized gain (loss)	(9.15)	12.37	5.53	1.86	6.83
Total from investment operations	$(8.69)	$12.75	$6.00	$2.36	$7.34
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.44)	$(0.48)	$(0.52)	$(0.60)
From net realized gain	(3.09)	(2.33)	(1.34)	(4.22)	(3.25)
Total distributions declared to shareholders	$(3.47)	$(2.77)	$(1.82)	$(4.74)	$(3.85)
Net asset value, end of period (x)	$46.44	$58.60	$48.62	$44.44	$46.82
Total return (%) (r)(s)(t)(x)	(16.09)	27.25	13.85	6.75	17.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.46	0.48	0.48	0.48
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.84	0.68	1.04	1.19	1.15
Portfolio turnover	17	26	36	32	33
Net assets at end of period (000 omitted)	$1,788,197	$2,180,565	$1,632,527	$1,433,024	$1,441,866
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.45	0.45	0.46	0.46	0.47

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS Research Fund (the fund) is a diversified series of MFS Series Trust V  (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the
30

Notes to Financial Statements  - continued
“valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
31

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$6,752,020,982	$—	$—	$6,752,020,982
Mutual Funds	20,054,221	—	—	20,054,221
Total	$6,772,075,203	$—	$—	$6,772,075,203
Securities Sold Short	$(35,822,670)	$—	$—	$(35,822,670)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2022, this expense amounted to $1,826,365. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related
32

Notes to Financial Statements  - continued
securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2022, is shown as a reduction of total expenses in the Statement of Operations.
33

Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/22	Year ended 9/30/21
Ordinary income (including any short-term capital gains)	$104,031,455	$58,736,825
Long-term capital gains	378,401,269	294,644,713
Total distributions	$482,432,724	$353,381,538
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/22
Cost of investments	$5,031,902,150
Gross appreciation	2,244,899,341
Gross depreciation	(540,548,958)
Net unrealized appreciation (depreciation)	$1,704,350,383
Undistributed ordinary income	43,818,939
Undistributed long-term capital gain	359,448,420
Other temporary differences	16,869,152
Total distributable earnings (loss)	$2,124,486,894
34

Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/22	Year ended 9/30/21
Class A	$85,011,553	$67,772,858
Class B	683,436	678,032
Class C	3,981,765	3,758,024
Class I	258,213,877	184,417,277
Class R1	207,362	154,178
Class R2	2,424,401	965,562
Class R3	2,423,554	2,113,247
Class R4	906,505	792,558
Class R6	128,580,271	92,729,802
Total	$482,432,724	$353,381,538
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $5 billion	0.43%
In excess of $5 billion and up to $10 billion	0.40%
In excess of $10 billion	0.37%
The management fee incurred for the year ended September 30, 2022 was equivalent to an annual effective rate of 0.42% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $73,349 for the year ended September 30, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
35

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 3,635,934
Class B	0.75%	0.25%	1.00%	1.00%	100,263
Class C	0.75%	0.25%	1.00%	1.00%	612,984
Class R1	0.75%	0.25%	1.00%	1.00%	33,089
Class R2	0.25%	0.25%	0.50%	0.50%	199,969
Class R3	—	0.25%	0.25%	0.25%	103,321
Total Distribution and Service Fees					$4,685,560
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2022, this rebate amounted to $11,801, $60, $6, and $4 for Class A, Class B, Class C, and Class R1 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2022, were as follows:
Amount
Class A	$2,569
Class B	5,350
Class C	4,079
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2022, the fee was $457,792, which equated to 0.0056% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,242,551.
36

Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2022 was equivalent to an annual effective rate of 0.0079% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $0 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2022. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $2,068 at September 30, 2022, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $928,177.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2022, this reimbursement amounted to $132,414, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended September 30, 2022, purchases and sales of investments, other than short sales and short-term obligations, aggregated $1,367,954,709 and $1,628,757,698, respectively.
37

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/22		Year ended 9/30/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,051,786	$58,311,873	1,313,253	$71,287,336
Class B	1,037	53,432	3,231	160,404
Class C	126,260	6,160,769	188,990	9,089,790
Class I	12,746,586	727,917,046	23,675,631	1,305,128,456
Class R1	9,121	403,052	2,812	132,274
Class R2	111,029	5,868,109	506,350	28,710,716
Class R3	117,360	6,469,189	106,727	5,598,895
Class R4	37,571	2,164,599	40,205	2,171,262
Class R6	1,861,296	103,067,406	4,722,739	266,568,742
	16,062,046	$910,415,475	30,559,938	$1,688,847,875
Shares issued to shareholders in reinvestment of distributions
Class A	1,321,232	$78,296,097	1,254,465	$62,535,102
Class B	12,948	675,501	15,181	673,937
Class C	73,864	3,816,563	82,820	3,642,408
Class I	4,189,873	255,875,509	3,558,639	182,487,033
Class R1	4,106	207,362	3,583	154,178
Class R2	42,696	2,422,998	20,034	960,037
Class R3	41,294	2,423,554	42,787	2,113,247
Class R4	14,051	831,800	14,773	735,552
Class R6	2,154,549	127,204,589	1,825,081	90,651,764
	7,854,613	$471,753,973	6,817,363	$343,953,258
Shares reacquired
Class A	(2,785,111)	$(154,253,367)	(2,891,567)	$(156,164,737)
Class B	(70,900)	(3,458,392)	(94,521)	(4,570,173)
Class C	(342,258)	(16,472,060)	(592,574)	(28,172,778)
Class I	(16,302,923)	(923,270,505)	(21,243,735)	(1,177,600,668)
Class R1	(6,604)	(314,997)	(23,864)	(1,066,978)
Class R2	(212,046)	(11,192,643)	(168,829)	(8,821,278)
Class R3	(165,730)	(9,096,817)	(239,523)	(12,837,540)
Class R4	(78,897)	(4,525,719)	(70,543)	(3,744,743)
Class R6	(2,726,427)	(149,317,232)	(2,915,000)	(161,038,607)
	(22,690,896)	$(1,271,901,732)	(28,240,156)	$(1,554,017,502)
38

Notes to Financial Statements  - continued
	Year ended 9/30/22		Year ended 9/30/21
	Shares	Amount	Shares	Amount
Net change
Class A	(412,093)	$(17,645,397)	(323,849)	$(22,342,299)
Class B	(56,915)	(2,729,459)	(76,109)	(3,735,832)
Class C	(142,134)	(6,494,728)	(320,764)	(15,440,580)
Class I	633,536	60,522,050	5,990,535	310,014,821
Class R1	6,623	295,417	(17,469)	(780,526)
Class R2	(58,321)	(2,901,536)	357,555	20,849,475
Class R3	(7,076)	(204,074)	(90,009)	(5,125,398)
Class R4	(27,275)	(1,529,320)	(15,565)	(837,929)
Class R6	1,289,418	80,954,763	3,632,820	196,181,899
	1,225,763	$110,267,716	9,137,145	$478,783,631
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 8%, 7%, 3%, and 3%, respectively, of the value of outstanding voting shares of the fund.
In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2022, the fund’s commitment fee and interest expense were $34,442 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
39

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$90,355,775	$716,636,483	$786,941,572	$(96)	$3,631	$20,054,221

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$337,009	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
40

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust V and the Shareholders of
MFS Research Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Research Fund (the “Fund”), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
41

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 14, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
45

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Joseph MacDougall
46

Board Review of Investment Advisory Agreement
MFS Research Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
47

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
48

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $5 billion and $10 billion. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
49

Board Review of Investment Advisory Agreement - continued
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
50

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $445,931,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 80.11% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
51

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
52

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
54

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended September 30, 2022 and 2021, audit fees billed to each Fund by Deloitte and E&Y were as follows:

Fees billed by Deloitte:		Audit Fees
	2022	2021
MFS Research Fund	49,666	47,162
MFS Total Return Fund	76,859	74,385
Total	126,525	121,547

Fees billed by E&Y:		Audit Fees
	2022	2021
MFS International New Discovery Fund	53,754	52,464

For the fiscal years ended September 30, 2022 and 2021, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS Research Fund	0	0	400	7,873	0	0
To MFS Total Return Fund	0	0	400	10,997	0	0
Total fees billed by Deloitte	0	0	800	18,870	0	0
To above Funds:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS and MFS Related
Entities of MFS Research Fund*	0	0	0	0	3,790	5,390

To MFS and MFS Related
Entities of MFS Total Return	0	0	0	0	3,790	5,390
Fund*

Fees billed by Deloitte		Aggregate Fees for Non-audit Services
		2022			2021
To MFS Research Fund, MFS and MFS
Related Entities#		4,190			13,263
To MFS Total Return Fund, MFS and MFS
Related Entities#		4,190			16,387

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2022	2021	2022	2021	2022	2021
To MFS International New
Discovery Fund	0	0	632	9,936	1,331	2,630

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2022	2021	2022	2021	2022	2021
To MFS and MFS Related
Entities of MFS International	662,511	1,668,649	0	0	111,415	110,620
New Discovery Fund*

Fees billed by E&Y:		Aggregate Fees for Non-audit Services
			2022		2021
To MFS International New Discovery Fund,
MFS and MFS Related Entities#		886,319			2,028,265

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by- engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or

240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: November 14, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: November 14, 2022

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 14, 2022

* Print name and title of each signing officer under his or her signature.